Changes have been made to the prospectus for the Principal Mutual Funds. The changes are shown below.

                        SUPPLEMENT DATED AUGUST 10, 2000
   TO THE PROSPECTUS DATED MARCH 1, 2000 (AS REVISED THROUGH MAY 1, 2000) FOR
                           THE PRINCIPAL MUTUAL FUNDS

                         PRINCIPAL BALANCED FUND, INC.
                         PRINCIPAL BLUE CHIP FUND, INC.
                           PRINCIPAL BOND FUND, INC.
                       PRINCIPAL CAPITAL VALUE FUND, INC.
                      PRINCIPAL CASH MANAGEMENT FUND, INC.
                      PRINCIPAL EUROPEAN EQUITY FUND, INC.
               PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
                          PRINCIPAL GROWTH FUND, INC.
                        PRINCIPAL HIGH YIELD FUND, INC.
              PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
                       PRINCIPAL INTERNATIONAL FUND, INC.
                  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
                   PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
                     PRINCIPAL LIMITED TERM BOND FUND INC.
                          PRINCIPAL MIDCAP FUND, INC.
                       PRINCIPAL PACIFIC BASIN FUND, INC.
                PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND, INC.
                 PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
                        PRINCIPAL REAL ESTATE FUND, INC.
                         PRINCIPAL SMALLCAP FUND, INC.
                      PRINCIPAL TAX-EXEMPT BOND FUND, INC.
                         PRINCIPAL UTILITIES FUND, INC.

1. On page 11, under the Day-to-day Account Management section, replace with the following:

  Since July 2000   Scott D. Opsal,  CFA. Mr. Opsal is Chief Investment  Officer
                    of  Invista  Capital   Management  and  has  been  with  the
                    organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

2. On page 43, under the Day-to-day Account Management section, add the following:

 Since July 2000    Co-Manager: Kelly R. Alexander. Ms. Alexander joined Invista
                    Capital  Management in 1992. Her duties  include  management
                    responsibility   for  nine   fixed-income   portfolios  with
                    combined assets of more than $4.0 billion.

3. On page 47, under the Day-to-day Account Management section, add the following:

 Since July 2000    Co-Manager:  Daniel J. Garrett,  CFA. Mr. Garrett joined the
                    Principal organization in 1985. He holds a BA and an MBA from Drake University. He has earned the right to use the Chartered Financial Analyst designation.



                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Aggressive Growth Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.

INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.


-----------------------------------------------------------------


This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and a Money Market Fund.




                  The date of this Prospectus is March 1, 2000
                        as revised through May 1, 2000.



Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                      TABLE OF CONTENTS

Fund Descriptions...................................................4
   Domestic Growth-Oriented Funds...................................6
     Balanced Fund..................................................6
     Blue Chip Fund.................................................8
     Capital Value Fund............................................10
     Growth Fund ..................................................12
     LargeCap Stock Index Fund.....................................14
     MidCap Fund...................................................16
     Partners Aggressive Growth Fund...............................18
     Partners LargeCap Growth Fund.................................20
     Partners MidCap Growth Fund...................................22
     Real Estate Fund..............................................24
     SmallCap Fund.................................................26
     Utilities Fund................................................28

   International Growth-Oriented Funds.............................30
     European Equity Fund..........................................30
     International Emerging Markets Fund...........................32
     International Fund............................................34
     International SmallCap Fund...................................36
     Pacific Basin Fund............................................38

   Income Funds....................................................40
     Bond Fund.....................................................40
     Government Securities Income Fund.............................42
     High Yield Fund...............................................44
     Limited Term Bond Fund........................................46
     Tax-Exempt Bond Fund..........................................48

   Money Market Fund...............................................50
     Cash Management Fund..........................................50

The Costs of Investing.............................................52

Certain Investment Strategies and Related Risks....................59

Management, Organization and Capital Structure.....................63

Pricing of Fund Shares.............................................65

Dividends and Distributions........................................66

How To Buy Shares..................................................67

How To Redeem (Sell) Shares........................................69

How To Exchange Shares Among Principal Mutual Funds................72

General Information about a Fund Account...........................74

Financial Highlights...............................................76

FUND DESCRIPTIONS.

The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a full range of investment approaches through the Principal Mutual Funds.

     Fund                                                     Sub-Advisor
     Balanced, Blue Chip, Capital Value,                      Invista Capital Management, LLC ("Invista")*
     Government Securities Income, Growth,
     International, International Emerging Markets,
     International SmallCap, LargeCap Stock Index,
     Limited Term Bond, MidCap, SmallCap and Utilities

     European Equity and Pacific Basin                        BT Funds Management (International) Limited ("BT")*

     Partners Aggressive Growth                               Morgan Stanley Asset Management ("Morgan Stanley")

     Partners LargeCap Growth                                 Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")

     Partners MidCap Growth                                   Turner Investment Partners, Inc. ("Turner")

     * Principal Management Corporation, Invista and BT are members of the Principal Financial Group.

Three  classes  of each  of  these  Funds  shares  are  available  through  this
Prospectus:
o Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase;
o Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase; and
o Class C shares are sold without a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within one year of purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
Annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Day-to-day fund management
The investment professionals who manage the assets of each Fund are listed with each Fund. Backed by their staff of experienced securities analysts, they provide the Funds with professional investment management.

Fund Performance

As certain Funds have been operating only for a limited period of time no historical information is available for those Funds. If historical data is available, the Fund's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the chart does not include a sales charge, which would make the returns less than those shown. Fund shares are generally sold subject to a sales charge.

One of the tables compares the Fund's average annual returns with:

o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and

o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The other table provides the highest and lowest quarterly rate of return for the Fund's Class A shares over a given period.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

NOTE: Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Main Strategies
The Fund invests primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets are invested in bonds and cash.

In selecting common stocks, the Sub-Advisor, Invista, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. Stocks in which the Fund invests normally generate dividend income. From time to time, Invista purchases stocks with the expectation of price appreciation over the short term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks.

The Fund generates interest income by investing in bonds and notes. Bonds and notes are also purchased for capital appreciation purposes when Invista thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by S&P or Baa by Moody's. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors.

Bond values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth but are uncomfortable accepting the risks of investing entirely in common stocks.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      -5.18
1991      31.72
1992      10.47
1993      9.01
1994      -3.38
1995      23.39
1996      13.00
1997      17.29
1998      11.20
1999      0.63


The year-to-date return as of March 31, 2000 for Class A shares is 0.81%, for Class B shares is 0.64% and for Class C shares is 0.47%.


The fund's highest/lowest quarterly returns during this time period were:

   Highest    11.34% (3-31-1991)
   Lowest    -11.70% (9-30-1990)




      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                    Past One Past FivePast Ten
                 Year     Years   Years                                                        Year     Years   Years

     Class A    -4.10%   11.77%    9.75%      S&P 500 Stock Index                             21.04%   28.55%   18.21%
     Class B    -3.88    11.70    12.05*      Lehman Brothers Government/Corporate Bond Index -2.15    7.61     7.65
     Class C    -5.40**                       Lipper Balanced Fund Average                     8.69    16.39    11.94

     *  Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
   Class A              $599     $862  $1,144    $1,947
   Class B               617      961   1,320     2,068
   Class C               317     661    1,134     2,441
You  would  pay  the  following  expenses  if you  did  not redeem your shares:
   Class A               599      862   1,144     1,947
   Class B               205      634   1,088     2,068
   Class C               214      661   1,134     2,441

                            Fund Operating Expenses*

                                      Class A   Class B  Class C
     Management Fees................   0.58%     0.58%    0.58%
     12b-1 Fees.....................   0.25      0.89     1.00
     Other Expenses.................   0.45      0.55     0.53
                                       ----      ----     ----
       Total Fund Operating Expenses   1.28%     2.02%    2.11%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since December 1997 Co-Manager:  Martin  J.  Schafer.  Mr.  Schafer  joined  the
                    Principal in 1977 and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BBA in Accounting and Finance from the University of Iowa.

Since April 1993    Co-Manager:  Judith A. Vogel,  CFA. Ms. Vogel joined Invista
                    Capital Management in 1987. She holds an undergraduate degree in Business Administration from Central College. She has earned the right to use the Chartered Financial Analyst designation.

Since February 2000 Co-Manager:  Mary Sunderland,  CFA. Prior to joining Invista
                    Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o        size (market capitalization of at least $1 billion)
     o        easy access to credit
     o        superior management structure
     o        established history of earnings and dividends
     o        good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

1992      6.09
1993      2.62
1994      3.36
1995      33.19
1996      16.78
1997      26.25
1998      16.65
1999      11.96

The year-to-date return as of March 31, 2000 for Class A shares is -2.97%, for Class B shares is -3.15% and for Class C shares is -3.17%.



The fund's highest/lowest quarterly returns during this time period were:

    Highest    16.40% (6-30-1997)
    Lowest     -9.92% (9-30-1998)





      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                       Past One Past FivePast Ten
                 Year     Years   Years                                                           Year     Years   Years

     Class A     6.70%   19.55%   13.91%*                 S&P 500 Stock Index                    21.04%   28.55%   18.21%
     Class B     7.13    19.54    19.97**                 Lipper Large-Cap Value Fund Average(1) 11.23    22.56    15.06
     Class C    -0.92***

     *    Period from March 1, 1991,  date Class A shares  through  December 31,
          1999
     ** Period from December 9, 1994, date Class B shares through December 31, 1999.
     *** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Fund. first offered to the public, . This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond. first offered to the public,


The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                       1 Year  3 Years  5 Years 10 Years
                       ---------------------------------
   Class A              $597    $856    $1,134   $1,925
   Class B               619     967     1,330    2,075
   Class C               333     709     1,215    2,605
You  would  pay  the  following  expenses  if you  did  not redeem your shares:
   Class A               597     856     1,134    1,925
   Class B               207     640     1,098    2,075
   Class C               230     709     1,215    2,605


                            Fund Operating Expenses*

                                      Class A   Class B  Class C
     Management Fees**..............   0.46%     0.46%    0.46%
     12b-1 Fees.....................   0.25      0.92     1.00
     Other Expenses.................   0.55      0.66     0.81
                                       -----     -----    -----
       Total Fund Operating Expenses   1.26%     2.04%    2.27%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.

     ** TheManager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.20% for Class A Shares
                1.95% for Class B Shares
                1.95% for Class C Shares


                           Day-to-day Fund Management

Since March 1991

Mark T. Williams, CFA.
(Fund's inception)
               Mr. Williams joined Invista Capital Management in 1989. He holds an MBA from Drake University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks. It may also invest in other equity securities. To achieve its investment objective, the Sub-Advisor, Invista, invests primarily in securities that have "value" characteristics. This process is known as "value investing." Value stocks tend to have higher yields and lower price to earnings (P/E) ratios than other stocks.

Securities chosen for investment may include those of companies which Invista believes can be expected to share in the growth of the nation's economy over the long term. In making selections for the Fund's investment portfolio, Invista uses an approach described as "fundamental analysis." The basic steps involved in this analysis are:

o Research. Invista researches economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

o Valuation. The research findings allow Invista to identify the prospects for the major industrial, commercial and financial segments of the economy. Invista looks at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition and research productivity. It then uses this information to judge the prospects for each industry for the near and intermediate term.

o Ranking. Invista then ranks the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. Computer models help to quantify the research findings.

o Stock selection. Invista buys and sells stocks according to the Fund's own policies using the research and valuation rankings as a basis. In general, Invista buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, other factors may be taken into account such as: o events that could cause a stock's price to rise or fall; o anticipation of high potential reward compared to potential risk; and o belief that a stock is temporarily mispriced because of market overreactions.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1990      -10.64
1991      37.21
1992      9.09
1993      7.56
1994      0.21
1995      31.90
1996      23.42
1997      28.69
1998      12.13
1999      -6.86


The year-to-date return as of March 31, 2000 for Class A shares is -2.17%, for Class B shares is -2.38% and for Class C shares is -2.53%.


The fund's highest/lowest quarterly returns during this time period were:

    Highest    17.94% (3-31-1991)
    Lowest    -17.62% (9-30-1990)




      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                       Past One Past FivePast Ten
                 Year     Years   Years                                                           Year     Years   Years

     Class A   -11.24%   15.83%   11.64%                  S&P 500 Stock Index                    21.04%   28.55%   18.21%
     Class B   -10.96    15.73    16.30*                  S&P 500 Barra Value Index(1)           12.72    22.94    15.37
     Class C   -13.31**                                   Lipper Large-Cap Value Fund Average(2) 11.23    22.56    15.06

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

     (1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

     (2) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                       1 Year  3 Years  5 Years 10 Years
   Class A              $548    $703    $  872   $1,361
   Class B               569     813     1,066    1,507
   Class C               313     649     1,114    2,400
You  would  pay  the  following  expenses  if you  did  not redeem your shares:
   Class A               548     703       872    1,361
   Class B               155     480       829    1,507
   Class C               210     649     1,114    2,400


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.37%    0.37%   0.37%
     12b-1 Fees.....................   0.18     0.80    1.00
     Other Expenses.................   0.20     0.35    0.70
                                       -----    -----   -----
       Total Fund Operating Expenses   0.75%    1.52%   2.07%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.




                           Day-to-day Fund Management

Since November 1996 Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks and other equity securities. In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks it believes have prospects for above average growth over an extended period of time. Invista uses an approach described as "fundamental analysis" as it selection process.

The three basic steps of fundamental analysis are:
1) research - consideration of economic prospects over the next one to two years rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.
2) valuation - use of the research to allow Invista to identify segments of the market for investment. Invista considers various factors including sustainable, superior earnings growth and above average or accelerating rates of growth.
3) stock selection - Invista buys and sells stocks using its research and valuation as the basis. It attempts to identify the individual issuers that it considers to have high growth potential, that are market share leaders and/or have high quality management with consistent track records and solid balance sheets.

Main Risks
Prices of equity securities rise and fall in response to a number of factors including events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) as well as events impacting a particular issuer (for example, news about the success or failure of a new product). The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The Fund may invest in companies with limited product lines, markets or financial resources. As a result, these securities may change in value more than those of larger, more established companies. As the value of the stocks owned by the Fund changes, the Fund share price changes. In the short-term, the price can fluctuate dramatically.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1990      -1.41
1991      56.61
1992      10.16
1993      7.51
1994      3.21
1995      33.47
1996      12.23
1997      28.41
1998      20.37
1999      16.13

The year-to-date return as of March 31, 2000 for Class A shares is 5.38%, for Class B shares is 5.22% and for Class C shares is 5.14%.


The fund's highest/lowest quarterly returns during this time period were:

    Highest    24.39% (3-31-1991)
    Lowest    -18.61% (9-30-1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                       Past One Past FivePast Ten
                 Year     Years   Years                                                           Year     Years   Years

     Class A    10.67%   20.71%   17.07%                  S&P 500 Stock Index                     21.04%   28.55%   18.21%
     Class B    11.33    20.94    21.75*                  Lipper Large-Cap Growth Fund Average(1) 38.09    30.55    19.73
     Class C     4.15**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $562    $745    $  945   $1,519
    Class B               567     807     1,056    1,548
    Class C               291     582     1,001    2,169
 You  would  pay  the  following  expenses  if you  did  not redeem your shares:
    Class A               562     745       945    1,519
    Class B               153     474       818    1,548
    Class C               188    582      1,001    2,169

                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.38%    0.38%   0.38%
     12b-1 Fees.....................   0.23     0.78    1.00
     Other Expenses.................   0.28     0.34    0.47
                                       -----    -----   -----
       Total Fund Operating Expenses   0.89%    1.50%   1.85%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.



Since January 2000  Mary  Sunderland,  CFA.  Prior to  joining  Invista  Capital
                    Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100% will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.


As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year   3 Years  5 Years  10 Years
    Class A              $343    $747      N/A      N/A
    Class B               376     844      N/A      N/A
    Class C               301    770       N/A      N/A
 You  would  pay  the  following  expenses  if you  did  not redeem your shares:
    Class A               343     747      N/A      N/A
    Class B               248     764      N/A      N/A
    Class C               250    770       N/A      N/A


                           Day-to-day Fund Management

Since March 2000    Co-Manager:  Robert  Baur,  Ph.D.  Dr. Baur  joined  Invista
(Fund's inception)  Capital  Management  in 1995.  Prior to joining the firm, he was a Professor of Finance and Economics at Drake University
                    and Grand View  College.  He received his Ph.D. in Economics from Iowa State  University and did  post-doctoral  study at
                    the  University  of  Minnesota.   He  also  holds  a  BS  in
                    Mathematics from Iowa State University.

Since March 2000 Co-Manager: Rhonda VanderBeek. Ms. VanderBeek joined Invista (Fund's inception) Capital Management in 1983. She directs trading operations for the firm and has extensive experience trading both domestic and international securities.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short-term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1990      -6.33
1991      52.83
1992      14.81
1993      12.29
1994      3.03
1995      34.20
1996      19.13
1997      22.94
1998      -0.23
1999      11.62


The year-to-date return as of March 31, 2000 for Class A shares is 12.40%, for Class B shares is 12.27% and for Class C shares is 12.01%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest    25.77% (3-31-1991)
     Lowest    -21.24% (9-30-1998)



      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A     6.37%   15.84%   14.77%                  S&P 400 MidCap Index(1)              14.72%   23.05%      --  %
     Class B     7.08    16.10    17.27*                  S&P 500 Stock Index                  21.04    28.55    18.21
     Class C     5.22**                                   Lipper Mid-Cap Core Fund Average(2)  38.27    21.93    16.28


     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares to the public, through December 31, 1999.

     (1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. first offered The index formerly used is also shown.
     (2) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $593    $844    $1,113   $1,882

   Class B               583     857     1,143    1,801
   Class C               331     703     1,205    2,585
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               593     844     1,113    1,882
   Class B               170     526       907    1,801
   Class C               228     703     1,205    2,585


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.56%    0.56%   0.56%
     12b-1 Fees.....................   0.25     0.63    1.00
     Other Expenses.................   0.41     0.48    0.69
                                       -----    -----   -----
       Total Fund Operating Expenses   1.22%    1.67%   2.25%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since February 2000 K. William  Nolin,  CFA. Mr.  Nolin joined  Invista  Capital
                    Management in 1996. He holds an MBA from The Yale School of Management and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth. The universe of eligible companies generally includes those with market capitalizations of $1 billion or more. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example changes in inflation or consumer demand) and to events that affect particular issuers (for example news about the success or failure of a new product).

The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Fund's market sector (mid- to large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.

As the inception date of the Fund is November 1, 1999, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One                                                   Past One Past FivePast Ten
                 Year                                                       Year     Years   Years

     Class A     6.57%*      S&P 500 Stock Index                           21.04%   28.55%   18.21%
     Class B     7.80*       Lipper Large-Cap Growth Fund Average          38.09    30.55    19.73
     Class C    10.80*

     * Period from November 1, 1999, date shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $681   $1,110     N/A       N/A

   Class B               685    1,168     N/A       N/A
   Class C               462    1,097     N/A       N/A
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               681    1,110     N/A       N/A
   Class B               276      847     N/A       N/A
   Class C               361    1,097     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.75%    0.75%   0.75%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   1.13     1.08    1.83
                                       -----    -----   -----
       Total Fund Operating Expenses   2.13%    2.73%   3.58%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.60% for Class A Shares
                2.35% for Class B Shares
                2.35% for Class C Shares


                           Day-to-day Fund Management

Since November 1999 Co-Manager: William S. Auslander, Portfolio Manager and (Fund's Inception) Principal of Morgan Stanley & Co. Incorporated and Morgan
                    Stanley Dean Witter Investment Management Inc. Prior thereto, equity analyst since 1995. Equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

                    Co-Manager: Philip W. Friedman, Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Dean Witter Investment Management Inc. since 1997. Member of Morgan Stanley & Co. Research since 1990, served as Director of North America Research 1995-1997. Prior thereto, Assistant to the Controller and Chief Equity Financial Officer, Arthur Andersen & Company. He holds a BA from Rutgers University and an MBA from Northwestern - J.L. Kellogg School.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Fund is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.

As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $724   $1,239     N/A       N/A

   Class B               749    1,359     N/A       N/A
   Class C               456    1,080     N/A       N/A
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               724    1,239     N/A       N/A
   Class B               343    1,045     N/A       N/A
   Class C               355    1,080     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   1.43     1.60    1.62
                                       -----    -----   -----
       Total Fund Operating Expenses   2.58%    3.40%   3.52%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.80% for Class A Shares
                2.55% for Class B Shares
                2.55% for Class C Shares


                           Day-to-day Fund Management

Since March 2000 David C. Magee. Mr. Magee has been with Duncan-Hurst Capital (Fund's inception) Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.

As the inception date of the Fund is March 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $724   $1,239     N/A       N/A

   Class B               749    1,359     N/A       N/A
   Class C               456    1,080     N/A       N/A
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               724    1,239     N/A       N/A
   Class B               343    1,045     N/A       N/A
   Class C               355    1,080     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   1.43     1.60    1.62
                                       -----    -----   -----
       Total Fund Operating Expenses   2.58%    3.40%   3.52%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.80% for Class A Shares
                2.55% for Class B Shares
                2.55% for Class C Shares


                           Day-to-day Fund Management

Since March 2000 Christopher K. McHugh. Mr. McHugh joined Turner Investment (Fund's inception) Partners, Inc. in 1990. He holds a BS in Accounting from
                    Philadelphia College of Textiles and Science and an MBA in Finance from St. Joseph's University.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency o possible lack of available mortgage funds
o    overbuilding o extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses o changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1998      -13.62
1999      -4.76

The year-to-date return as of March 31, 2000 for Class A shares is 2.50%, for Class B shares is 2.34% and for Class C shares is 2.37%.


The fund's highest/lowest quarterly returns during this time period were:

   Highest    11.00% (6-30-1999)
   Lowest     -8.25% (9-30-1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five                                                   Past One Past FivePast Ten
                 Year     Years                                                       Year     Years   Years

     Class A    -9.24%  -11.46*             Morgan Stanley REIT Index                -4.55     7.61     --  %
     Class B    -9.10   -11.55*             Lipper Real Estate Fund Average          -3.14     8.38     6.62
     Class C    -9.70**

     * Period from December 31, 1997, date shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $687   $1,128   $1,594   $2,879
   Class B               709    1,240    1,788    3,027
   Class C               418      966    1,640    3,439
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               687    1,128    1,594    2,879
   Class B               301      921    1,567    3,027
   Class C               316      966    1,640    3,439


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.23     0.91    1.00
     Other Expenses.................   1.06     1.17    1.23
                                       -----    -----   -----
       Total Fund Operating Expenses   2.19%    2.98%   3.13%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.
     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.90% for Class A Shares
                2.65% for Class B Shares
                2.65% for Class C Shares


                           Day-to-day Fund Management

Since December 1997 Kelly D. Rush, CFA. Mr. Rush has been with the Principal (Fund's inception) organization since 1995. He holds an MBA and a BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
The Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.

                              Annual Total Returns

1998      -5.68
1999      43.22


The year-to-date return as of March 31, 2000 for Class A shares is 16.12%, for Class B shares is 15.93% and for Class C shares is 15.76%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest    23.39% (12-31-1999)
     Lowest    -23.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five                                                 Past One Past FivePast Ten
                 Year     Years                                                     Year     Years   Years

     Class A    36.49%   13.46*             S&P 600 Stock Index                    12.40%   17.05%   13.04%
     Class B    38.32    13.75*             Lipper Small-Cap Core Fund Average(1)  28.43    17.88    13.39
     Class C    20.26**      --

     * Period from December 31, 1997, date shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

     (1) Lipper has discontinued calculation of the Average previously used for this Fund. This chart reflects information for the discontinued Average for years prior to 1999. The newly assigned Average will be reflected for 1999 and beyond.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $661   $1,049   $1,462   $2,612
   Class B               676    1,139    1,620    2,711
   Class C               366      808    1,380    2,934
You  would  pay  the  following  expenses  if you  did  not redeem your shares:

   Class A               661    1,049    1,462    2,612
   Class B               266      817    1,395    2,711
   Class C               263      808    1,380    2,934


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.85%    0.85%   0.85%
     12b-1 Fees.....................   0.21     0.88    1.00
     Other Expenses.................   0.86     0.90    0.75
                                       -----    -----   -----
       Total Fund Operating Expenses   1.92%    2.63%   2.60%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.

     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
                1.80% for Class A Shares
                2.55% for Class B Shares
                2.55% for Class C Shares


                           Day-to-day Fund Management

Since December 1997 Co-Manager: John F. McClain. Mr. McClain joined Invista (Fund's inception) Capital Management as a Portfolio Analyst in 1990. He holds an undergraduate degree in Economics from the University of Iowa and an MBA from Indiana University.

Since December 1997 Co-Manager: Mark T. Williams, CFA. Mr. Williams joined (Fund's inception) Invista Capital Management in 1989. He holds an MBA from
                    Drake University and a BA in Finance from the University of the State of New York. He has earned the right to use the Chartered Financial Analyst designation.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Fund invests in fixed-income securities,  which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1993      8.42
1994      -11.09
1995      33.87
1996      4.56
1997      29.58
1998      22.50
1999      2.25

The year-to-date return as of March 31, 2000 for Class A shares is 6.50%, for Class B shares is 6.32% and for Class C shares is 6.12%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest    19.24% (12-31-1997)
     Lowest     -9.00% (3-31-1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A    -2.56%   16.71%   11.29%*        S&P 500 Stock Index                           21.04%   17.05%   13.04%
     Class B    -2.18    16.79    16.69**        Dow Jones Utilities Index with
                                                    Income Fund Average                        -5.73    14.74      --
     Class C    -4.18***                         Lipper Utilities Fund Average                 15.82    18.70    12.80

     * Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 1999.
     ** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999. *** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $591    $838    $1,103   $1,860
   Class B               610     941     1,285    1,989
   Class C               330     700     1,200    2,575
You  would  pay  the  following  expenses  if you  did  not redeem your shares:
   Class A               591     838     1,103    1,860
   Class B               198     612     1,052    1,989
   Class C               227     700     1,200    2,575


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.59%    0.59%   0.59%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   0.36     0.46    0.46
                                       -----    -----   -----
       Total Fund Operating Expenses   1.20%    1.95%   2.05%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management


Since April 1993    Catherine  A.  Zaharis,  CFA.  Ms.  Zaharis  joined  Invista
                    Capital Management in 1987. She holds a BA in Finance from the University of Iowa and an MBA from Drake University. She has earned the right to use the Chartered Financial Analyst designation.

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks to achieve growth of capital by investing primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.

Main Strategies
The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in European countries or sales made in European countries.

The global equity investment philosophy of BT is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
o rigorous proprietary stock research which enables their analysts to understand the:
     o   quality of the company;
     o   nature of its management;
     o   nature of its industry competition; and
     o  business  valuation  - the  true  "business  value"  of the  company;
o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover will typically range from 200% to 300%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than large, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.

As the inception date of the Fund is May 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $728   $1,254     N/A       N/A
   Class B               813    1,547     N/A       N/A
   Class C               510    1,238     N/A       N/A
You  would  pay  the  following  expenses  if you  did  not redeem your shares:
   Class A               728    1,254     N/A       N/A
   Class B               409    1,238     N/A       N/A
   Class C               409    1,238     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   1.48     2.17    2.17
                                       -----    -----   -----
       Total Fund Operating Expenses   2.63%    4.07%   4.07%

     * Total Fund Operating Expenses are estimated.
     ** The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


                           Day-to-day Fund Management

Since May 1, 2000 Crispin Murray, Executive Vice President, BT Funds (Fund's inception) Management Limited. Mr. Murray joined BT in 1994. Prior to joining the firm, he was a bond and currency analyst for Equitable Life Assurance Society in the United Kingdom. He holds an Honour degree in Economics and Human Geography from Reading University in the United Kingdom.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998      -17.42
1999      67.20


The year-to-date return as of March 31, 2000 for Class A shares is 7.07%, for Class B shares is 6.97% and for Class C shares is 6.73%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest    38.24% (12-31-1999)
      Lowest    -18.97% (9-30-1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five                                                             Past One Past FivePast Ten
                 Year     Years                                                                 Year     Years   Years

     Class A    59.34%    6.96%*                 Morgan Stanley Capital International EMF
     Class B    62.02     7.03*                     (Emerging Markets Free) Index               66.41%    2.00%   11.04%
     Class C    25.40**                          Lipper  Emerging  Markets Fund Average         70.77     5.11     7.47

     * Period from August 29, 1997, date shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $740  $1,288    $1,860   $3,409
   Class B               765   1,407     2,065    3,586
   Class C               456   1,080     1,826    3,792
You would pay the  following  expenses if you did not redeem your shares:
   Class A               740   1,288     1,860    3,409
   Class B               360   1,094     1,850    3,586
   Class C               355   1,080     1,826    3,792


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   1.25%    1.25%   1.25%
     12b-1 Fees.....................   0.17     0.93    1.00
     Other Expenses.................   1.33     1.39    1.27
                                       -----    -----   -----
       Total Fund Operating Expenses   2.75%    3.57%   3.52%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.

     ** The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


                           Day-to-day Fund Management

Since May 1997 Kurtis D. Spieler, CFA. Mr. Spieler joined Invista Capital (Fund's inception) Management in 1995. He holds an MBA from Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      -9.51
1991      15.25
1992      0.81
1993      46.34
1994      -5.26
1995      11.56
1996      23.76
1997      12.22
1998      8.48
1999      25.82


The year-to-date return as of March 31, 2000 for Class A shares is 3.04%, for Class B shares is 2.84% and for Class C shares is 2.72%.


The fund's highest/lowest quarterly returns during this time period were:

       Highest    16.78% (12-31-1999)
       Lowest    -18.37% (9-30-1990)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A    19.91%   15.05%   11.38%           Morgan Stanley Capital International EAFE
     Class B    21.08    15.13    15.30*             (Europe,  Australia  and Far East) Index   26.96%   12.83%   7.01%
     Class C    18.48**                            Lipper  International Fund Average           40.80    15.37    10.54

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $593    $844    $1,113   $1,882
   Class B               605     926     1,259    1,962
   Class C               344     742     1,270    2,716
You would pay the  following  expenses if you did not redeem your shares:
   Class A               593     844     1,113    1,882
   Class B               193     597     1,026    1,962
   Class C               241     742     1,270    2,716


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.68%    0.68%   0.68%
     12b-1 Fees.....................   0.21     0.79    1.00
     Other Expenses.................   0.33     0.43    0.70
                                       -----    -----   -----
       Total Fund Operating Expenses   1.22%    1.90%   2.38%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since April 1994    Co-Manager:   Scott  D.  Opsal,  CFA.  Mr.  Opsal  is  Chief
                    Investment Officer of Invista Capital Management and has been with the organization since 1993. He holds an MBA from the University of Minnesota and BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Since March 2000    Co-Manager:  Kurtis D.  Spieler,  CFA.  Mr.  Spieler  joined
                    Invista  Capital  Management  in 1995.  He holds an MBA from
                    Drake University and a BBA from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998      14.40
1999      84.72


The year-to-date return as of March 31, 2000 for Class A shares is 16.35%, for Class B shares is 16.15% and for Class C shares is 16.04%.


The fund's highest/lowest quarterly returns during this time period were:

   Highest    36.96% (12-31-1999)
   Lowest    -19.84% (9-30-1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five                                                             Past One Past FivePast Ten
                 Year     Years                                                                 Year     Years   Years

     Class A    76.04%   33.94%*                 Morgan Stanley Capital International EAFE
     Class B    79.65    34.99*                    (Europe,  Australia and Far East) Index      26.96%   12.83%    7.01%
     Class C    56.03**                          Lipper International Small-Cap Fund Average    75.41    19.91    13.04

     * Period from August 29, 1997, date shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $688  $1,113    $1,603   $2,898
   Class B               699   1,208     1,736    2,966
   Class C               401     915     1,557    3,280
You would pay the  following  expenses if you did not redeem your shares:
   Class A               688   1,113     1,603    2,898
   Class B               290     889     1,513    2,966
   Class C               299     915     1,557    3,280


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   1.20%    1.20%   1.20%
     12b-1 Fees.....................   0.21     0.91    1.00
     Other Expenses.................   0.80     0.76    0.76
                                       -----    -----   -----
       Total Fund Operating Expenses   2.21%    2.87%   2.96%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since March 2000    Co-Manager:  Dan J. Sherman, CFA. Mr. Sherman joined Invista
                    Capital  Management  in 1998.  Prior to joining the firm, he led a regional  research team for Salomon  Smith Barney.  He holds an MBA from the University of Wisconsin. He has earned
                    the   right   to  use  the   Chartered   Financial   Analyst
                    designation.

Since May 1997 Co-Manager: Darren K. Sleister, CFA. Mr. Sleister joined (Fund's inception) Invista Capital Management as a Portfolio Strategist in
                    1993. He holds an MBA from the University of Iowa, and an undergraduate degree from Central College. He has earned the right to use the Chartered Financial Analyst designation.

INTERNATIONAL GROWTH-ORIENTED FUND


PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks to achieve growth of capital. It invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan.

Main Strategies
The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in Pacific Basin countries or sales made in Pacific Basin countries.


Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.


The global equity investment philosophy of BT, the Sub-Advisor, is to exploit market inefficiencies that arise from differing interpretations of market information. As a result, in BT's view, a company's share price does not always represent its true "business value." BT actively invests in those companies that it believes have been mispriced by investment markets. In order to exploit these inefficiencies successfully, BT seeks to enhance investment returns through:
o rigorous proprietary stock research which enables their analysts to understand the:
     o    quality of the company;
     o    nature of its management;
     o    nature of its industry competition; and
     o    business valuation - the true "business value" of the company;
o    maintaining global coverage within the universe of investment choices; and
o    maintaining a medium term focus.
As a result, the Fund's portfolio reflects the opportunities presented by mispriced companies that offer the potential for strong, long-term investment returns with an acceptable level of investment risk.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover will typically range from 200% to 300%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

In addition, the Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than large, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.


As the inception date of the Fund is May 1, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $747   $1,310     N/A       N/A
   Class B               831    1,602     N/A       N/A
   Class C               529    1,295     N/A       N/A
You would pay the  following  expenses if you did not redeem your shares:
   Class A               747    1,310     N/A       N/A
   Class B               429    1,295     N/A       N/A
   Class C               429    1,295     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   1.10%    1.10%   1.10%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   1.48     2.17    2.17
                                       -----    -----   -----
       Total Fund Operating Expenses   2.83%    4.27%   4.27%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


                           Day-to-day Fund Management

Since May 1, 2000   Dean Cashman,  Executive Vice President, BT Funds Management
(Fund's inception)  Limited.  Mr. Cashman joined BT in 1988. He holds a Bachelor of Economics from the University of Queensland.


INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 1999, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
               Aaa            0.05%
               Aa             2.90%
               A             21.87%
               Baa           66.12%
               Ba             9.06%

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      4.64
1991      17.45
1992      8.61
1993      12.77
1994      -4.35
1995      22.28
1996      2.27
1997      10.96
1998      7.14
1999      -3.04


The year-to-date return as of March 31, 2000 for Class A shares is 0.77%, for Class B shares is 0.58% and for Class C shares is 0.47%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest     8.54% (6-30-1995)
      Lowest     -4.06% (3-31-1994)


      Average annual total returns for th eperiod ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A    -7.60%    6.56%    7.06%         Lehman Brothers BAA Corporate Index           -0.82%    8.49%    8.48%
     Class B    -7.43     6.48     6.57*         Lipper Corporate Debt BBB Rated Fund Average  -1.68     7.71     8.01
     Class C    -1.75**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $576    $790    $1,022   $1,686
   Class B               595     893     1,204    1,815
   Class C               290     579       995    2,159
You would pay the  following  expenses if you did not redeem your shares:
   Class A               576     790     1,022    1,686
   Class B               182     563       970    1,815
   Class C               187     579       995    2,159


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.48%    0.48%   0.48%
     12b-1 Fees.....................   0.26     0.92    1.00
     Other Expenses.................   0.30     0.39    0.36
                                       -----    -----   -----
       Total Fund Operating Expenses   1.04%    1.79%   1.84%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since November 1996 Scott  A.  Bennett,  CFA.  Mr.  Bennett  has  been  with the
                    Principal organization since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o    credit of the  instrumentality  (e.g. bonds issued by the Federal Home Loan
     Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      9.52
1991      16.83
1992      6.13
1993      9.16
1994      -4.89
1995      19.19
1996      3.85
1997      9.69
1998      7.19
1999      0.01


The year-to-date return as of March 31, 2000 for Class A shares is 1.83%, for Class B shares is 1.65% and for Class C shares is 1.62%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest     6.38% (6-30-1995)
     Lowest     -4.38% (3-31-1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A    -4.69%    6.76%    6.94%         Lehman Brothers GNMA Index                     1.93%    8.08%    7.87%
     Class B    -4.50     6.72     6.95*         Lipper GNMA Fund Average                       0.11     7.03     7.02
     Class C    -0.48**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $562    $745    $  945   $1,519
   Class B               579     846     1,123    1,642
   Class C               279     545       939    2,041
You would pay the  following  expenses if you did not redeem your shares:
   Class A               562     745       945    1,519
   Class B               166     514       887    1,642
   Class C               176     545       939    2,041


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.45%    0.45%   0.45%
     12b-1 Fees.....................   0.22     0.89    1.00
     Other Expenses.................   0.22     0.29    0.28
                                       -----    -----   -----
       Total Fund Operating Expenses   0.89%    1.63%   1.73%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since May 1985 Martin J. Schafer. Mr. Schafer joined the Principal in 1977 (Fund's inception) and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BBA in Accounting and Finance from the University of Iowa.


INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.
The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 1999, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
   0.74% in securities rated A            50.07% in securities rated B
   2.62% in securities rated Baa          2.64% in securities rated C
   43.83% in securities rated Ba          0.10% in securities rated D
The above percentage for securities rated Ba includes 2.89% of unrated securities and securities rated B includes 2.52% of unrated securities which have been determined by the Manager to be of comparable quality.

Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      -11.66
1991      28.74
1992      13.09
1993      12.10
1994      -0.65
1995      15.61
1996      12.54
1997      9.68
1998      -1.28
1999      0.97


The year-to-date return as of March 31, 2000 for Class A shares is -4.29%, for Class B shares is -4.52% and for Class C shares is -4.77%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.75% (3-31-1991)
     Lowest     -6.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                       Past One Past FivePast Ten
                 Year     Years   Years                                                           Year     Years   Years

     Class A    -3.77%    6.27%    6.86%         Lehman Brothers High Yield Composite Bond Index  2.39%    9.31%   10.72%
     Class B    -3.46     6.07     6.28*         Lipper High Current Yield Fund Average           4.53     8.89    10.08
     Class C    -0.79**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $602    $870    $1,159   $1,979
   Class B               614     952     1,305    2,059
   Class C               307   630       1,083    2,338
You would pay the  following  expenses if you did not redeem your shares:
   Class A               602     870     1,159    1,979
   Class B               202     624     1,073    2,059
   Class C               204     630     1,083    2,338


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.60%    0.60%   0.60%
     12b-1 Fees.....................   0.24     0.80    1.00
     Other Expenses.................   0.47     0.59    0.41
                                       -----    -----   -----
       Total Fund Operating Expenses   1.31%    1.99%   2.01%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since April 1998    Mark P. Denkinger,  CFA. Mr.  Denkinger joined the Principal organization in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

However, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1997      6.33
1998      6.70
1999      0.96

The year-to-date return as of March 31, 2000 for Class A shares is 0.93%, for Class B shares is 0.87% and for Class C shares is 0.91%.


The fund's highest/lowest quarterly results during this time period were:

        Highest     2.99% (9-30-1998)
        Lowest     -0.49% (6-30-1999)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five                                                                Past One Past FivePast Ten
                 Year     Years                                                                    Year     Years   Years

     Class A    -0.56%    4.48%*         Lehman Brothers Intermediate Government/Corporate Index   0.39%    7.10%    7.26%
     Class B    -0.67     4.31*          Lipper Short-Intermediate Investment Grade Debt
     Class C     0.35**                     Fund Average                                     0.89     6.23     6.55

     * Period from February 29, 1996, date shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $265    $510      $773   $1,527
   Class B               325     688     1,100    1,956
   Class C               256     634     1,088    2,348

You would pay the  following  expenses if you did not redeem your shares:

   Class A               265     510       773    1,527
   Class B               196     606     1,042    1,956
   Class C               205     634     1,088    2,348


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.50%    0.50%   0.50%
     12b-1 Fees.....................   0.15     0.50    0.50
     Other Expenses.................   0.49     0.92    0.55
                                       -----    -----   -----
       Total Fund Operating Expenses   1.14%    1.92%   1.55%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.

     ** The Manager has agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2000. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.00% for Class A Shares
                1.35% for Class B Shares
                1.35% for Class C Shares


                           Day-to-day Fund Management

Since February 1996 Martin J. Schafer. Mr. Schafer joined the Principal in 1977 (Fund's inception) and has broad experience in residential mortgage related securities. He served as Director of Investment Securities at the Principal prior to joining Invista Capital Management in 1992. He holds a BBA in Accounting and Finance from the University of Iowa.


INCOME-ORIENTED FUND

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

Main Strategies and Risks
The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's; municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or S&P; or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities which mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.

Main Risks
The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations which are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.

Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of your investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      5.08
1991      12.07
1992      9.62
1993      12.44
1994      -9.44
1995      20.72
1996      4.60
1997      9.19
1998      5.08
1999      -3.17


The year-to-date return as of March 31, 2000 for Class A shares is 1.82%, for Class B shares is 1.67% and for Class C shares is 1.31%.


The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.13% (3-31-1995)
     Lowest     -7.08% (3-31-1994)


      Average annual total returns for the period ending December 31, 1999

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten                                                     Past One Past FivePast Ten
                 Year     Years   Years                                                         Year     Years   Years

     Class A    -7.72%    5.98%    5.80%         Lehman Brothers Municipal Bond Index          -2.06%    6.92%    6.89%
     Class B    -7.25     5.99     6.35*         Lipper General Municipal Debt Fund Average    -4.63     5.77     6.19
     Class C    -3.99**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $553    $718    $  898   $1,418
   Class B               549     753       963    1,381
   Class C               284     560       964    2,095

You would pay the  following  expenses if you did not redeem your shares:

   Class A               553     718       898    1,418
   Class B               134     418       723    1,381
   Class C               181     560       964    2,095


                            Fund Operating Expenses*

                                      Class A   Class B  Class C
     Management Fees................   0.46%    0.46%     0.46%
     12b-1 Fees.....................   0.24     0.69      1.00
     Other Expenses.................   0.10     0.17      0.32
                                       -----    -----     -----
       Total Fund Operating Expenses   0.80%    1.32%     1.78%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since July 1991     Daniel J.  Garrett,  CFA. Mr.  Garrett  joined the Principal organization  in 1985.  He holds a BA and an MBA from  Drake
                    University.  He has  earned  the right to use the  Chartered
                    Financial Analyst designation.


MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.

The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short duration (less than a week) but may also have a longer duration; and
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1990      7.63
1991      5.80
1992      3.38
1993      2.63
1994      3.77
1995      5.44
1996      4.96
1997      4.88
1998      5.15
1999      4.63


The 7-day yield for the period ended March 31, 2000 for Class A shares is 5.30%, for Class B shares is 4.66% and for Class C shares is 1.87%. To obtain the Fund's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 1999

This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years
     Class A     4.63%    5.10%    4.78%
     Class B     4.11     4.31     4.24*
     Class C     1.71**

     * Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
     ** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------
   Class A              $ 70    $221    $  384 $    859
   Class B               537     713       895    1,239
   Class C               332     706     1,210    2,595
You would pay the  following  expenses if you did not redeem your shares:
   Class A                70     221       384      859
   Class B               121     378       654    1,239
   Class C               229     706     1,210    2,595


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.44%    0.44%   0.44%
     12b-1 Fees.....................   None     0.35    0.99
     Other Expenses.................   0.25     0.40    0.83
                                       -----    -----   -----
       Total Fund Operating Expenses   0.69%    1.19%   2.26%

     * Total Fund Operating Expenses for Class A and Class B shares are for the year ended October 31, 1999. Expenses for Class C shares are for the period from June 30, 1999 through October 31, 1999.


                           Day-to-day Fund Management

Since June 1999     Co-Manager: Alice Robertson. Ms. Robertson has been with the
                    Principal organization since 1990. She holds an MBA from DePaul and a BA in Economics from Northwestern University.

Since March 1983    Co-Manager:  Michael R. Johnson.  Mr.  Johnson has been with the Principal organization since 1982. He holds a BA from Iowa State University. He is a Fellow of the Life Management
                    Institute.


THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

                                          Class A Shares                    Class B Shares                      Class C Shares

                                                                     Maximum Deferred Sales Charge             Maximum Deferred
                                       Maximum Sales Charge        (as a percentage of the lower of            Sales Charge on
                                           on Purchases               the original purchase price              Purchases (as a
                                        (as a percentage of             or market value at the                  percentage of
                                          offering price)                 time of redemption)                   offering price)


                                                                          Redemptions During                  Redemptions During
                                                                                 Year                               Year 1

                                                                1      2     3      4     5      6     7
                                                 -------------------------------------------------------
   All Funds except LargeCap Stock Index,
     Limited Term Bond
     and Cash Management Funds                 4.75%           4%     4%    3%     3%    2%     1%    0%            1.00%
   LargeCap Stock Index and
     Limited Term Bond Funds                   1.50%          1.25%  1.25% .75%   .75%  .50%   .25%   0%            .50%
   Cash Management Fund                        None            4%     4%    3%     3%    2%     1%    0%            1.00%

   Notes:
     o    Shares do not have an exchange or redemption fee.
     o    A wire charge of $6.00 will be deducted for all wire transfers.
     o Class A shares have no deferred sales charge on sales of less than $1 million.
     o    Class B and Class C shares have no front-end sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
o Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
o Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

Choosing a Share Class
You may purchase Class A, Class B or Class C shares of each Fund. Your decision to purchase a particular class depends on a number of factors including:
o    the dollar amount you are investing;
o    the amount of time you plan to hold the investment; and
o    any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
o Class A shares if you are making an investment that qualifies for a reduced sales charge;
o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or
o Class C shares if you prefer not to pay an initial sales charge and you plan to hold your investment for only a few years.

The difference between the share Classes is their expenses. Because of their expenses, Class A shares tend to outperform Class C shares when the amount invested is higher and/or the money is invested for a longer period of time. If you plan on purchasing shares, but are unsure which Class to select, this table may assist you. Class A shares may be advantageous over Class C shares when:

         The amount invested is        The holding period of the investment is

     Less than $50,000                           Greater than 5 years
     $50,000 but less than $100,000              Greater than 5 years
     $100,000 but less than $250,000             Greater than 4 years
     $250,000 but less than $500,000             Greater than 4 years
     $500,000 but less than $1,000,000           Greater than 1 year

Class A Shares
o    You generally pay a sales charge on an investment in Class A shares.
o Class A shares generally have lower annual operating expenses than Class B or Class C shares.
o    If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
o If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses than Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within one year from the date of purchase, you may pay a deferred sales charge.
o Class C shares generally have higher annual operating expenses than Class A or Class B shares.

Front-end sales charge: Class A shares
There is no sales charge on purchases of Class A shares of the Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                                        All Funds (Except           Sales Charge for
                                         LargeCap Stock              LargeCap Stock
                                      Index and Limited Term      Index and Limited Term
                                            Bond Funds)                 Bond Funds              Dealers Allowance as
                                       Sales Charge as % of:       Sales Charge as % of:         % of Offering Price
                                      ----------------------      -----------------------  ---------------------------------
                                                                                           All Funds Except   LargeCap Stock
                                                                                            LargeCap Stock       Index and
                                      Offering    Net Amount      Offering    Net Amount       Index and       Limited Term
           Amount invested              Price      Invested         Price      Invested    Limited Term Bond       Bond
     ------------------------------   --------    ----------      --------    ----------   -----------------  --------------
     Less than $50,000                  4.75%        4.99%          1.50%        1.52%          4.00%              1.25%
     $50,000 but less than $100,000     4.25%        4.44%          1.25%        1.27%          3.75%              1.00%
     $100,000 but less than $250,000    3.75%        3.90%          1.00%        1.10%          3.25%              0.75%
     $250,000 but less than $500,000    2.50%        2.56%          0.75%        0.76%          2.00%              0.50%
     $500,000 but less than $1,000,000  1.50%        1.52%          0.50%        0.50%          1.25%              0.25%
     $1,000,000 or more                    0            0              0            0           0.75%              0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION (Class A shares)

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)

A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management, LLC and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life;
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge;
o    using cash payments received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/participants. (Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.); and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    You must send us either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

     NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)

1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class C shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) Death Benefit proceeds. Death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) may be invested in Class A shares at a reduced sales charge. To qualify for the reduced sales charge, the proceeds must be applied to the purchase of shares of a Principal Mutual Fund within one year of the insured's death. The applicable sales charge is determined by the table below.

                                                               Sales Charge as a % of:
                                                               -----------------------
                                                                                                      Dealer Allowance
                                                          Offering               Net Amount               as % of
           Amount of Purchase                               Price                 Invested             Offering Price
         -----------------------                       ---------------           ----------           ----------------
         Less than $500,000                                2.50%                   2.56%                   2.10%
         $500,000 but less than $1,000,000                 1.50%                   1.52%                   1.25%
         $1,000,000 or more                            no sales charge

5)   Employer  sponsored  plans.  Retirement  plans meeting the  requirements of
     Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans).
     o Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with either Class A, Class B or Class C shares when the plan is established.
     o Other employer sponsored retirement plans. Each participant chooses Class A, Class B or Class C shares when at the time of their first contribution into the plan.
     o   If Class A shares are used:
          o all plan investments are treated as made by a single investor to determine the applicable sales charge;
          o the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
          o if the investment is $250,000 or more, the regular sales charge table is used.
     o If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
     o Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

Contingent deferred sales charge: Class B and Class C shares
o The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
o The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). In processing redemptions for other Class C shares, shares held for the shortest period of time during the one year period are next redeemed. As a result of these methods, you pay the lowest possible CDSC.
o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.
o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.
o    Princor receives the proceeds of any CDSC.


Class B shares
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                             Class B Share CDSC as a
                  Percentage of Dollar Amount Subject to Charge
                  ---------------------------------------------
                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98
                                                                                     ----------------------------------------
                                      All Funds Except         LargeCap Stock          All Funds Except        LargeCap Stock
                                       LargeCap Stock             Index and             LargeCap Stock            Index and
      Years Since Purchase         Index and Limited Term        Limited Term        Index and Limited Term     Limited Term
         Payments Made                  Bond Funds                 Bond Funds               Bond Funds            Bond Funds
  ------------------------------   ----------------------      --------------        ----------------------    --------------
  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                    None
  more than 6 years                          None                   None                    None                    None


Class C shares
A CDSC of 1% may be imposed on Class C shares sold within one year of purchase. No CDSC is imposed on increases in account value above the initial purchase price (including shares acquiring from the reinvestment of dividends or capital gains distributions). Class C shares do not convert to any other class of Fund shares.

Waiver of the sales charge (Class B and Class C shares)
--------------------------
The CDSC is waived on sales of Class B shares and of Class C shares which are sold:
o    due to a shareholder's death;
o    due to the  shareholder's  disability,  as defined in the Internal  Revenue
     Code;
o    from retirement plans to satisfy minimum distribution rules under the Code;
o    to pay surrender charges; o to pay retirement plan fees;
o    involuntarily from small balance accounts;
o    through a systematic withdrawal plan (certain limits apply);
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or
o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:

o    Class A shares (except Cash Management, LargeCap Stock Index and Limited Term Bond)                 0.25%
o    Class A shares of LargeCap Stock Index and Limited Term Bond                                        0.15%
o    Class B shares (except LargeCap Stock Index and Limited Term Bond)   1.00%
o    Class B shares of LargeCap Stock Index and Limited Term Bond                                        0.50%
o    Class C shares (except LargeCap Stock Index and Limited Term Bond)   1.00%
o    Class C shares of LargeCap Stock Index and Limited Term Bond                                        0.50%


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International Growth-Oriented, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, the European Equity and Pacific Basin Funds each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Manager or Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented, Balanced, European Equity, Pacific Basin and Partners Aggressive Growth Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds  (except Cash,  Government  Securities  Income and  Tax-Exempt
Bond) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced, Bond, High Yield and Tax-Exempt Bond Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Options
Each of the Funds (except Capital Value, Cash Management,  Growth and Tax-Exempt
Bond) may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Each Fund may invest its assets in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o    Partners Aggressive Growth,  Partners LargeCap Growth and Real Estate Funds
     - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

The Cash Management Fund does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Funds which have been in existence for less than six months (European Equity, LargeCap Stock Index, Pacific Basin, Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds). Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 1999, the funds it managed had assets of approximately $6.42 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors

Funds: Balanced, Blue Chip, Capital Value, Government Securities Income, Growth, International, International Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap, SmallCap, and Utilities.

Sub-Advisor:        Invista, an indirectly  wholly-owned subsidiary of Principal
                    Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 1999 were approximately $35.3 billion.
                    Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines,
                    Iowa 50309.

Fund:               European Equity and Pacific Basin
Sub-Advisor:        BT is an  indirectly  wholly  owned  subsidiary  of BT Funds
                    Management  Limited  ("BTFM") and a member of the  Principal
                    Financial Group. Its address is The Chifley Tower, 2 Chifley
                    Square,  Sydney 2000  Australia.  As of January 2000, BT had
                    approximately  $24 billion  under  management  for more than
                    410,000  institutional  and  individual  clients.   Offering
                    institutional investment products since the early 1970s, BT, together  with  BTFM,  manages  all asset  classes  from its
                    headquarters  in  Sydney,   Australia.  It  has  specialized
                    expertise in European and Asian regional  equity  portfolios
                    as  well  as  global   equities,   global   and   Australian
                    fixed-income securities, currency management and Australian real estate.

Fund:               Partners Aggressive Growth
Sub-Advisor:        Morgan Stanley, with principal offices at 1221 Avenue of the
                    Americas,  New York,  NY 10020,  provides  a broad  range of portfolio  management  services to customers in the U.S. and abroad.  As of December 31, 1999,  Morgan Stanley,  together
                    with   its   affiliated   institutional   asset   management
                    companies, managed investments totaling approximately $184.9 billion as named fiduciary or fiduciary adviser. On December
                    1, 1998, Morgan Stanley Assets Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management
                    Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

Fund:               Partners LargeCap Growth
Sub-Advisor:        Duncan-Hurst  was  founded  in  1990.  Its  address  is 4365
                    Executive  Drive,  Suite 1520,  San Diego,  CA 92121.  As of
                    December   31,   1999,   Duncan-Hurst   managed   assets  of
                    approximately $5.9 billion for institutional and individual investors.

Fund:               Partners MidCap Growth
Sub-Advisor:        Turner was  founded in 1990.  Its  address is 1235  Westlake
                    Drive,  Suite 350, Berwyn, PA 1931. As of December 31, 1999,
                    Turner had discretionary management authority with respect to approximately $5.7 billion in assets.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 1999 was:

         Balanced                                    0.58%        International Emerging Markets              1.25%
         Blue Chip                                   0.46%        International SmallCap                      1.20%
         Bond                                        0.48%        Limited Term Bond                           0.50%
         Capital Value                               0.37%        MidCap                                      0.56%
         Cash Management                             0.44%        Real Estate                                 0.90%
         Government Securities Income                0.45%        SmallCap                                    0.85%
         Growth                                      0.38%        Tax-Exempt Bond                             0.46%
         High Yield                                  0.60%        Utilities                                   0.59%
         International                               0.68%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholder; or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners Aggressive Growth, Partners LargeCap Growth and Partners MidCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds except the Cash Management Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o    subtracting the liabilities of each Class
o    dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

     Funds                                           Record Date                           Payable Date
     --------------------------------------------------------------------------------------------------
     Balanced,                                       three business days before            March 24, June 24,
     Real Estate and                                 each payable date                     September 24 and December 24
     Utilities                                                                             (or previous business day)

     Blue Chip                                       three business days before            June 24 and December 24
                                                     each payable date                     (or previous business day)

     Capital Value, European Equity,                 three business days before            December 24
     Growth, International, International            each payable date                     (or previous business day)
     Emerging Markets, International
     SmallCap, LargeCap Stock Index
     MidCap, Pacific Basin, Partners
     Aggressive Growth, Partners
     LargeCap Growth, Partners Midcap
     Growth and SmallCap

     Bond, Government Securities                     three business days before            monthly on the 24th
     Income, High Yield, Limited                     each payable date                     (or previous business day)
     Term Bond and Tax-Exempt Bond

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

You can authorize income dividend and capital gain distributions to be:
o     invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

          Distributions from the Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
o    the name(s) you want to appear on the account;
o    your choice of Class A, Class B or Class C shares;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

     * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds (1-800-247-4123) for more information.

Each Fund requires a minimum initial investment:
o    Regular Accounts                                            $1,000
o    Uniform Transfer to Minor Accounts                            $500
o    IRA Accounts                                                  $500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for the Cash Management Fund).

Note: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

Class B and Class C shares of the Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o    prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Wire money from your bank
o    Have  your   Registered   Representative   call   Principal   Mutual  Funds
     (1-800-247-4123) for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
                           Norwest Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds (1-800-247-4123) for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Norwest Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o   on the application for a new account; or
     o by calling Principal Mutual Funds (1-800-247-4123) if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-247-4123).

You should also call Principal Mutual Funds (1-800-247-4123) for special instructions that may apply to sales from accounts:
o    when an owner has died;
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
o    Class A shares on which a sales charge was paid;
o    Class A shares acquired by conversion of Class B shares; or
o    Class B or Class C shares on which a CDSC was paid.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o    Send a letter (signed by the owner of the account) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Specify the Fund and account number.
o Specify the number of shares or the dollar amount to be sold. o A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone* (1-800-247-4123)
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central
     Time).
o Telephone redemption privileges are NOT available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs, or certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o    Checks must be written for at least $100.
o Checks are drawn on Norwest Bank Iowa, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by Norwest).
o Not available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs or certain employee benefit plans or shares subject to a CDSC or on shares for which a certificate has been issued.

Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us at 1-800-247-4123 for details); and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B or Class C share account may be withdrawn annually free of a CDSC. If the plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take an additional three business days for your financial institution to post this payment to your account at that financial institution.

Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge for the same class of any other Principal Mutual Fund. After 90 days of their purchase, Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds. The 90 day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program.

Class A shares  of the Cash  Management  Fund  may be  exchanged  into
o    Class A shares of other Principal Mutual Funds.
     o If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
     o If the Cash Management shares were acquired by (i) exchange from other Funds, (ii) conversion of Class B shares or (iii) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
o Class B or Class C shares of other Principal Mutual Funds - subject to the CDSC.

The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
o calling us (1-800-247-4123), if you have telephone privileges on the account and if no share certificate has been issued.
o    sending a written request to:
                           Principal Mutual Funds
                           P. O. Box 10423
                           Des Moines, Iowa 50306-9780
o completing an Exchange Authorization Form (call us at 1-800-247-4123 to obtain the form).

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us (1-800-247-4123) if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-247-4123.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close any account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements (monthly statements for the Cash Management Fund) for the Funds you own. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested  dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    are purchases under an Automatic Investment Plan;
     o    are sales under a periodic withdrawal plan; and
     o    are purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

Principal Mutual Fund 401(a) plan participants will receive semi-annual statements which detail account activity. If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time;
o call our PrinCall(R) line 24 hours a day at 1-800-421-2298; or o access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
Shareholders will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement which is unaudited. That report is a part of this prospectus. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.



HIGHLIGHTS Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
Class A shares                                                  1999        1998         1997         1996       1995
---------------------------------------------------------------------------------------------         ----       ----
Net Asset Value, Beginning of Period...................       $15.28       $15.11      $14.61       $13.74       $12.43
Income from Investment Operations:
   Net Investment Income...............................          .40          .42         .35          .38          .41
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .34         1.15        1.81         1.59         1.31

                       Total from Investment Operations          .74         1.57        2.16         1.97         1.72
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.44)        (.37)       (.36)        (.43)        (.36)
   Distributions from Capital Gains....................         (.45)       (1.03)      (1.30)        (.67)        (.05)

                      Total Dividends and Distributions         (.89)       (1.40)      (1.66)       (1.10)        (.41)

Net Asset Value, End of Period.........................       $15.13       $15.28      $15.11       $14.61       $13.74

Total Return(b) .......................................        4.85%       11.00%       15.88%       15.10%     14.18%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $112,329     $104,414      $85,436      $70,820    $57,125
   Ratio of Expenses to Average Net Assets.............        1.28%        1.28%        1.33%        1.28%      1.37%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.67%        2.86%        2.42%        2.82%      3.21%
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%      35.8%


PRINCIPAL BALANCED FUND, INC.(a)
Class B shares                                                  1999        1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $15.22       $15.05      $14.56       $13.71       $11.80
Income from Investment Operations:
   Net Investment Income...............................          .29          .31         .25          .29          .31
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .32         1.14        1.79         1.55         1.90

                       Total from Investment Operations          .61         1.45        2.04         1.84         2.21
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.32)        (.25)       (.25)        (.32)        (.30)
   Distributions from Capital Gains....................         (.45)       (1.03)      (1.30)        (.67)        --

                      Total Dividends and Distributions         (.77)       (1.28)      (1.55)        (.99)        (.30)

Net Asset Value, End of Period.........................       $15.06       $15.22      $15.05       $14.56       $13.71

Total Return(b) .......................................        4.02%       10.18%       14.96%       14.10%      18.72%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $23,570      $18,930      $11,885       $5,964      $1,263
   Ratio of Expenses to Average Net Assets.............        2.02%        2.04%        2.14%        2.13%       1.91%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.93%        2.08%        1.58%        1.93%       2.53%(e)
   Portfolio Turnover Rate.............................        24.2%        57.0%        27.6%        32.6%       35.8%(e)



PRINCIPAL BALANCED FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $15.94
Income from Investment Operations:
   Net Investment Income...............................          .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.81)

                       Total from Investment Operations         (.74)
Less Dividends:
   Dividends from Net Investment Income................         (.07)

                                        Total Dividends         (.07)

Net Asset Value, End of Period.........................       $15.13

Total Return(b) .......................................      (4.67)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $242
   Ratio of Expenses to Average Net Assets.............       2.11%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.78%(e)
   Portfolio Turnover Rate.............................       24.2%(e)



PRINCIPAL BLUE CHIP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $21.71       $20.22      $17.10       $15.03       $12.45
Income from Investment Operations:
   Net Investment Income...............................          .15          .12         .21          .23          .24
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.53         3.57        3.58         2.45         2.55

                       Total from Investment Operations         3.68         3.69        3.79         2.68         2.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.12)       (.21)        (.26)        (.21)
   Distributions from Capital Gains....................         --          (2.08)       (.46)        (.35)        --

                      Total Dividends and Distributions         (.14)       (2.20)       (.67)        (.61)        (.21)

Net Asset Value, End of Period.........................       $25.25       $21.71      $20.22       $17.10       $15.03

Total Return(b) .......................................       17.00%       19.48%       22.57%       18.20%     22.65%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $184,217     $126,740      $79,985      $44,389    $35,212
   Ratio of Expenses to Average Net Assets.............        1.26%        1.31%        1.30%        1.33%      1.38%
   Ratio of Net Investment Income to
     Average Net Assets................................         .63%         .57%        1.10%        1.41%      1.83%
   Portfolio Turnover Rate.............................        16.4%          .5%        55.4%        13.3%       26.1%


PRINCIPAL BLUE CHIP FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $21.55       $20.14      $17.03       $14.99       $11.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.02)        (.02)        .07          .11          .15
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.48         3.53        3.54         2.41         3.10

                       Total from Investment Operations         3.46         3.51        3.61         2.52         3.25
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.01)        (.02)       (.04)        (.13)        (.15)
   Distributions from Capital Gains....................         --          (2.08)       (.46)        (.35)        --

                      Total Dividends and Distributions         (.01)       (2.10)       (.50)        (.48)        (.15)

Net Asset Value, End of Period.........................       $25.00       $21.55      $20.14       $17.03       $14.99

Total Return(b) .......................................       16.09%       18.59%       21.59%       17.18%      26.20%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $56,493      $34,223      $18,265       $6,527      $1,732
   Ratio of Expenses to Average Net Assets.............        2.04%        2.02%        2.06%        2.19%       1.90%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.15)%`      (.14)%         .32%         .49%        .97%(e)
   Portfolio Turnover Rate.............................        16.4%          .5%        55.4%        13.3%       26.1%(e)



PRINCIPAL BLUE CHIP FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.30)

                       Total from Investment Operations         (.33)

Net Asset Value, End of Period.........................       $25.17

Total Return(b) .......................................      (1.29)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $331
   Ratio of Expenses to Average Net Assets.............        2.27%(e)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.72)%(e)
   Portfolio Turnover Rate.............................        16.4%(e)



PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995
---------------------------------------------------------------------------------------------         ----       ----
Net Asset Value, Beginning of Period...................       $31.07       $29.69      $27.72       $23.69       $20.83
Income from Investment Operations:
   Net Investment Income...............................          .52          .50         .50          .45          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .45         3.88        5.80         5.48         3.15

                       Total from Investment Operations          .97         4.38        6.30         5.93         3.60
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.51)        (.53)       (.48)        (.43)        (.39)
   Distributions from Capital Gains....................        (1.95)       (2.47)      (3.85)       (1.47)        (.35)

                      Total Dividends and Distributions        (2.46)       (3.00)      (4.33)       (1.90)        (.74)

Net Asset Value, End of Period.........................       $29.58       $31.07      $29.69       $27.72       $23.69

Total Return(b) .......................................        3.00%       15.59%       25.36%       26.41%     17.94%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $573,485     $565,052      $494,444     $435,617   $339,656
   Ratio of Expenses to Average Net Assets.............         .75%         .74%         .70%         .69%       .75%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        1.67%        1.85%        1.82%       2.08%
   Portfolio Turnover Rate.............................        44.5%        23.2%        30.8%        50.2%      46.0%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         -----       ----
Net Asset Value, Beginning of Period...................       $30.90      $29.51       $27.58       $23.61      $19.12
Income from Investment Operations:
   Net Investment Income...............................          .29         .26          .23          .21         .33
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .44        3.86         5.77         5.45        4.46

                       Total from Investment Operations          .73        4.12         6.00         5.66        4.79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.26)       (.22)        (.22)        (.30)
   Distributions from Capital Gains....................        (1.95)       (2.47)      (3.85)       (1.47)       --

                      Total Dividends and Distributions        (2.22)       (2.73)      (4.07)       (1.69)        (.30)

Net Asset Value, End of Period.........................       $29.41       $30.90      $29.51       $27.58       $23.61

Total Return(b) .......................................        2.24%       14.71%       24.13%       25.19%      25.06%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $53,169      $44,765      $27,240       $9,832      $2,248
   Ratio of Expenses to Average Net Assets.............        1.52%        1.52%        1.65%        1.70%       1.50%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .96%         .88%         .84%         .80%       1.07%(e)
   Portfolio Turnover Rate.............................        44.5%        23.2%        30.8%        50.2%       46.0%(e)




PRINCIPAL CAPITAL VALUE FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $31.81
Income from Investment Operations:
   Net Investment Income...............................          .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.37)

                       Total from Investment Operations        (2.36)

Net Asset Value, End of Period.........................       $29.45

Total Return(b) .......................................      (7.42)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $211
   Ratio of Expenses to Average Net Assets.............        2.07%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .23%(e)
   Portfolio Turnover Rate.............................        44.5%(e)



PRINCIPAL GROWTH FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995
-------------------------------------------------------------------  ------------------------         ----       ----
Net Asset Value, Beginning of Period...................       $56.09      $50.43       $39.54       $37.22     $31.14
Income from Investment Operations:
   Net Investment Income...............................          .21         .35          .31          .35        .35
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.56        7.14        11.26         3.50       6.67

                       Total from Investment Operations         9.77        7.49        11.57         3.85       7.02
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.30)        (.34)       (.31)        (.35)        (.31)
   Distributions from Capital Gains....................         --          (1.49)       (.37)       (1.18)        (.63)

                      Total Dividends and Distributions         (.30)       (1.83)       (.68)       (1.53)        (.94)

Net Asset Value, End of Period.........................       $65.57       $56.09      $50.43       $39.54       $37.22

Total Return(b) .......................................       17.46%       15.17%       29.55%       10.60%     23.29%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $493,117     $395,954      $317,386     $228,361   $174,328
   Ratio of Expenses to Average Net Assets.............         .89%         .95%        1.03%        1.08%      1.16%
   Ratio of Net Investment Income to
     Average Net Assets................................         .33%         .66%         .68%         .95%       1.12%
   Portfolio Turnover Rate.............................        32.4%        21.9%        16.5%         1.8%      12.2%


PRINCIPAL GROWTH FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $55.98      $50.36       $39.43       $37.10      $28.33
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.17)        .06          .09          .08         .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         9.55        7.14        11.23         3.48        8.76

                       Total from Investment Operations         9.38        7.20        11.32         3.56        8.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.03)        (.09)       (.02)        (.05)        (.20)
   Distributions from Capital Gains....................         --          (1.49)       (.37)       (1.18)        --

                      Total Dividends and Distributions         (.03)       (1.58)       (.39)       (1.23)        (.20)

Net Asset Value, End of Period.........................       $65.33       $55.98      $50.36       $39.43       $37.10

Total Return(b) .......................................       16.75%       14.58%       28.92%        9.80%      31.48%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $96,116      $64,809      $42,241      $24,019      $8,279
   Ratio of Expenses to Average Net Assets.............        1.50%       1.46%         1.48%        1.79%       1.80%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.28)%        .15%          .23%         .22%        .31%(e)
   Portfolio Turnover Rate.............................        32.4%       21.9%         16.5%         1.8%       12.2%(e)


PRINCIPAL GROWTH FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.48)

                       Total from Investment Operations        (2.55)

Net Asset Value, End of Period.........................       $65.34

Total Return(b) .......................................      (3.75)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $452
   Ratio of Expenses to Average Net Assets.............        1.85%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.58)%(e)
   Portfolio Turnover Rate.............................        32.4%(e)



PRINCIPAL MIDCAP FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $39.90      $45.33       $35.75       $31.45     $25.08
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)      (.07)          .07          .14        .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.28      (4.26)        10.80         5.05       6.45

                       Total from Investment Operations         2.22        (4.33)      10.87         5.19         6.57
Less Dividends and Distributions:
   Dividends from Net Investment Income                         --          --           (.11)        (.14)        (.06)
   Distributions from Capital Gains....................         --          (1.10)      (1.18)        (.75)        (.14)

                      Total Dividends and Distributions         --          (1.10)      (1.29)        (.89)        (.20)

Net Asset Value, End of Period.........................       $42.12      $39.90       $45.33       $35.75     $31.45

Total Return(b) .......................................        5.56%      (9.78)%       31.26%       16.89%     26.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $313,984     $332,942      $346,666     $229,465    $150,611
   Ratio of Expenses to Average Net Assets.............        1.22%        1.22%        1.26%        1.32%      1.47%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.17)%       (.14)%         .20%         .46%        .47%
   Portfolio Turnover Rate.............................        59.9%        25.1%         9.5%        12.3%      13.5%


PRINCIPAL MIDCAP FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $39.29       $44.88      $35.48       $31.31       $23.15
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.28)        (.23)       (.05)        (.04)        --
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.28        (4.26)      10.64         4.97         8.18

                       Total from Investment Operations         2.00        (4.49)      10.59         4.93         8.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.01)        (.02)
   Distributions from Capital Gains....................         --          (1.10)      (1.18)        (.75)        --

                      Total Dividends and Distributions         --          (1.10)      (1.19)        (.76)        (.02)

Net Asset Value, End of Period.........................       $41.29       $39.29      $44.88       $35.48       $31.31

Total Return(b) .......................................        5.09%     (10.24)%       30.64%       16.07%      35.65%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $68,639      $68,358      $59,554      $28,480      $8,997
   Ratio of Expenses to Average Net Assets.............        1.67%        1.73%        1.69%        2.01%       2.04%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.62)%       (.66)%       (.24)%       (.24)%      (.17)%(e)
   Portfolio Turnover Rate.............................        59.9%        25.1%         9.5%        12.3%       13.5%(e)

PRINCIPAL MIDCAP FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (3.72)

                       Total from Investment Operations        (3.83)

Net Asset Value, End of Period.........................       $41.96

Total Return(b) .......................................      (8.36)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $222
   Ratio of Expenses to Average Net Assets.............        2.25%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.14)%(e)
   Portfolio Turnover Rate.............................        59.9%(e)



PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                 1999         1998(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.39       $10.15
Income from Investment Operations:
   Net Investment Income...............................          .31          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)       (1.76)

                       Total from Investment Operations         (.36)       (1.56)
Less Dividends:
   Dividends from Net Investment Income................         (.30)        (.20)

                                        Total Dividends         (.30)        (.20)

Net Asset Value, End of Period.........................        $7.73        $8.39

Total Return(b) .......................................      (4.38)%     (15.45)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $6,459       $5,490
   Ratio of Expenses to Average Net Assets.............        2.19%        2.25%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.77%        2.89%(e)
   Portfolio Turnover Rate.............................        55.1%        60.4%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                 1999         1998(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.38       $10.15
   Net Investment Income...............................          .24          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.66)       (1.78)

                       Total from Investment Operations         (.42)       (1.58)
Less Dividends:
   Dividends from Net Investment Income................         (.25)        (.19)

                                        Total Dividends         (.25)        (.19)

Net Asset Value, End of Period.........................        $7.71       $ 8.38

Total Return(b) .......................................      (5.10)%     (15.67)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $3,351       $3,120
   Ratio of Expenses to Average Net Assets.............        2.98%       2.47% (e)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.98%        2.67%(e)
   Portfolio Turnover Rate.............................        55.1%        60.4%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $8.66
Income from Investment Operations:
   Net Investment Income...............................          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.94)

                       Total from Investment Operations         (.88)
Less Dividends:
   Dividends from Net Investment Income................         (.06)
---                                                    ---------

                                        Total Dividends         (.06)

Net Asset Value, End of Period.........................        $7.72

Total Return(b) .......................................     (10.21)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............          $99
   Ratio of Expenses to Average Net Assets.............        3.13%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        2.00%(e)
   Portfolio Turnover Rate.............................        55.1%(e)



PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998(g)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $8.43        $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.11)        (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         3.02        (1.41)

                       Total from Investment Operations         2.91        (1.49)

Net Asset Value, End of Period.........................       $11.34        $8.43

Total Return(b) .......................................       34.52%     (15.95)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $41,598      $18,438
   Ratio of Expenses to Average Net Assets.............        1.92%        2.58%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.04)%      (1.65)%(e)
   Portfolio Turnover Rate.............................       100.7%        20.5%(e)



PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                 1999         1998(g)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $8.41        $9.91
   Net Investment Income (Operating Loss)..............         (.11)        (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.91        (1.39)

                       Total from Investment Operations         2.80        (1.50)

Net Asset Value, End of Period.........................       $11.21       $ 8.41

Total Return(b) .......................................       33.29%     (16.15)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $14,158       $6,550
   Ratio of Expenses to Average Net Assets.............        2.63%       2.80% (e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.75)%       (1.85)%(e)
   Portfolio Turnover Rate.............................      100.7%        20.5% (e)


PRINCIPAL SMALLCAP FUND, INC.
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .22

                       Total from Investment Operations          .17

Net Asset Value, End of Period.........................       $11.31

Total Return(b) .......................................        1.53%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $189
   Ratio of Expenses to Average Net Assets.............        2.60%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (1.79)%(e)
   Portfolio Turnover Rate.............................       100.7%(e)



PRINCIPAL UTILITIES FUND, INC.(a)
Class A shares                                                 1999        1998          1997         1996       1995
------------------------------------------------------------------------------- -------------         ----       ----
Net Asset Value, Beginning of Period...................       $16.11       $12.55      $11.40       $10.94        $9.25
Income from Investment Operations:
   Net Investment Income...............................          .33          .41(h)      .48(h)       .44(h)       .48(h)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         2.00         3.59        1.12          .45         1.70

                       Total from Investment Operations         2.33         4.00        1.60          .89         2.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.34)        (.44)       (.45)        (.43)        (.49)
   Distributions from Capital Gains....................         (.24)        --          --           --           --

                      Total Dividends and Distributions         (.58)        (.44)       (.45)        (.43)        (.49)

Net Asset Value, End of Period.........................       $17.86       $16.11      $12.55       $11.40       $10.94

Total Return(b) .......................................       14.74%       32.10%       14.26%        8.13%      24.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $99,857      $83,533      $64,366      $66,322     $65,873
   Ratio of Expenses to Average Net Assets.............        1.20%        1.15%(h)     1.15%(h)     1.17%(h)    1.04%(h)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.94%        2.73%        3.90%        3.85%       4.95%
   Portfolio Turnover Rate.............................        23.5%        11.9%        22.5%        34.2%      13.0%


PRINCIPAL UTILITIES FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(c)
-------------------------------------------------------------------  ------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $16.09       $12.53      $11.38       $10.93        $9.20
Income from Investment Operations:
   Net Investment Income...............................          .22          .30(h)      .38(h)       .36(h)       .40(h)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.98         3.59        1.13          .43         1.77

                       Total from Investment Operations         2.20         3.89        1.51          .79         2.17
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)        (.33)       (.36)        (.34)        (.44)
   Distributions from Capital Gains....................         (.24)        --          --           --           --

                      Total Dividends and Distributions         (.46)        (.33)       (.36)        (.34)       (.44)

Net Asset Value, End of Period.........................       $17.83       $16.09      $12.53       $11.38       $10.93

Total Return(b) .......................................       13.85%       31.23%       13.41%        7.23%      24.18%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $18,282      $11,391       $6,937       $5,579      $3,952
   Ratio of Expenses to Average Net Assets.............        1.95%        1.90%(h)     1.90%(h)     1.93%(h)    1.72%(e)(h)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.19%        2.04%        3.14%        3.07%       3.84%(e)
   Portfolio Turnover Rate.............................        23.5%        11.9%        22.5%        34.2%       13.0%(e)


PRINCIPAL UTILITIES FUND, INC.(a)
Class C shares                                                 1999(f)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.97
Income from Investment Operations:
   Net Investment Income...............................          .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.14)

                       Total from Investment Operations         (.09)
Less Dividends:
   Dividends from Net Investment Income................         (.04)

                                        Total Dividends         (.04)

Net Asset Value, End of Period.........................       $17.84

Total Return(b) .......................................       (.47)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $226
   Ratio of Expenses to Average Net Assets.............        2.05%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.08%(e)
   Portfolio Turnover Rate.............................        23.5%(e)



Notes to Financial Highlights



(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

             Former Fund Name                              New Fund Name
       Princor Balanced Fund, Inc.                   Principal Balanced Fund, Inc.
       Princor Blue Chip Fund, Inc.                  Principal Blue Chip Fund, Inc.
       Princor Capital Accumulation Fund, Inc.       Principal Capital Value Fund, Inc.
       Princor Growth Fund, Inc.                     Principal Growth Fund, Inc.
       Princor Emerging Growth Fund, Inc.            Principal MidCap Fund, Inc.
       Princor Utilities Fund, Inc.                  Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. The Domestic Growth Funds' Class B shares recognized net investment income as follows for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. The Domestic Growth Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                Per Share
                                              Net Investment       Per Share
                                                  Income       Unrealized (Loss)

     Principal Balanced Fund, Inc.               $--               $(.19)
     Principal Blue Chip Fund, Inc.               --                (.15)
     Principal Capital Value Fund, Inc.           --                (.46)
     Principal Growth Fund, Inc.                  --                (.86)
     Principal MidCap Fund, Inc.                  --                (.77)
     Principal Utilities Fund, Inc.               .01               (.01)

(d) Total return amounts have not been annualized.

(e) Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C Shares by Principal Life Insurance Company, through October 31, 1999.

(g) Period from December 31, 1997, date Class A and Class B shares first offered to the public, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class B shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class B shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class B did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class B shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities of each fund prior to the initial public offering of each class of shares.

                                                     Per Share Unrealized
                                                         Gain (Loss)

                                                      Class        Class
                                                        A            B

        Principal Real Estate Fund, Inc.              $ .13        $ .13
        Principal SmallCap Fund, Inc.                  (.09)        (.09)

(h) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, Principal Utilities Fund, Inc. would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                          Year Ended
                                          October 31,       Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                                            as Noted         Income             Assets             Waived


                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932
                                             1995             .46               1.30%              151,145

                  Class B                    1998             .29               2.00%                9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690
                                             1995(c)          .40               1.81%(e)             1,338


                  The Manager ceased its waiver of expenses October 31, 1998.



International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.05        (1.73)       (1.21)

                       Total from Investment Operations        2.02        (1.75)       (1.22)

Net Asset Value, End of Period.........................       $8.56        $6.54        $8.29

Total Return(b) .......................................      30.89%     (21.11)%     (10.18)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets.............       2.75%        3.31%        2.03%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.35)%       (.36)%       (.32)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)



PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.02        (1.71)       (1.22)

                       Total from Investment Operations        1.95        (1.76)       (1.23)

Net Asset Value, End of Period.........................       $8.47        $6.52        $8.28

Total Return(b) .......................................      29.91%      (21.26)%      (10.29)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.57%        3.59%        2.16%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.12)%       (.69)%       (.46)%(d)
   Portfolio Turnover Rate.............................       95.8%        45.2%        21.4%(d)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.(f)
---------------------------------------------------
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        (.34)

                       Total from Investment Operations        (.40)

Net Asset Value, End of Period.........................       $8.54

Total Return(b) .......................................     (4.47)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $108
   Ratio of Expenses to Average Net Assets.............       3.52%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (2.24)%(d)
   Portfolio Turnover Rate.............................       95.8%(d)



PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class A shares                                                 1999         1998         1997         1996       1995
-------------------------------------------------------------------  ------------------------         ----       ----
Net Asset Value, Beginning of Period...................       $9.20        $9.33        $8.14        $7.28      $7.44
Income from Investment Operations:
   Net Investment Income...............................         .13          .13          .09          .10        .08
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.28          .04         1.52         1.17       (.02)

                       Total from Investment Operations        1.41          .17         1.61         1.27        .06
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.11)        (.10)        (.11)        (.08)      (.03)
   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        (.33)      (.19)

                      Total Dividends and Distributions        (.57)        (.30)        (.42)        (.41)      (.22)

Net Asset Value, End of Period.........................      $10.04        $9.20        $9.33        $8.14      $7.28

Total Return(b) .......................................      16.18%        1.93%       20.46%       18.36%       1.03%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $338,144     $302,757      $281,158     $172,276   $126,554
   Ratio of Expenses to Average Net Assets.............       1.22%        1.25%        1.39%        1.45%      1.63%
   Ratio of Net Investment Income
     to Average Net Assets.............................       1.35%        1.45%        1.25%        1.43%       1.10%
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%      35.4%


PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class B shares                                                 1999         1998         1997         1996        1995(g)
---------------------------------------------------------------------------------------------         ---- -----------
Net Asset Value, Beginning of Period...................       $9.14        $9.26        $8.07        $7.24       $6.71
Income from Investment Operations:
   Net Investment Income...............................         .06          .07          .03          .03         .05
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        1.27          .04         1.51         1.15         .51

                       Total from Investment Operations        1.33          .11         1.54         1.18         .56
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.05)        (.03)        (.04)        (.02)      (.03)
   Distributions from Capital Gains....................        (.46)        (.20)        (.31)        (.33)        --

                      Total Dividends and Distributions        (.51)        (.23)        (.35)        (.35)       (.03)

Net Asset Value, End of Period.........................       $9.96        $9.14        $9.26        $8.07       $7.24

Total Return(b) .......................................      15.27%        1.27%       19.62%       17.16%       9.77%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $48,319      $41,676       $33,842      $15,745     $3,908
   Ratio of Expenses to Average Net Assets.............       1.90%        1.91%        2.17%        2.28%       2.19%(d)
   Ratio of Net Investment Income
     to Average Net Assets.............................        .67%         .77%         .42%         .64%        .58%(d)
   Portfolio Turnover Rate.............................       58.7%        38.7%        26.6%        23.8%       35.4%(d)


PRINCIPAL INTERNATIONAL FUND, INC.(f)
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.02)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .40

                       Total from Investment Operations         .38

Net Asset Value, End of Period.........................       $9.99

Total Return(b) .......................................       3.95%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $191
   Ratio of Expenses to Average Net Assets.............       2.38%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................      (.95)%(d)
   Portfolio Turnover Rate.............................       58.7%(d)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 1999         1998         1997(a)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.53          .10         (.07)

                       Total from Investment Operations        5.41          .03         (.08)
Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --

Net Asset Value, End of Period.........................      $15.32        $9.99        $9.96

Total Return(b) .......................................      54.52%         .30%         .50%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $23.612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.21%        2.66%        1.99%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.02)%       (.81)%       (.40)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)



PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 1999         1998         1997(a)
-------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        5.49          .11         (.07)

                       Total from Investment Operations        5.29          .01         (.08)
Less Distributions:
   Distributions from Capital Gains....................        (.08)         --          --

                                    Total Distributions        (.08)         --          --

Net Asset Value, End of Period.........................      $15.18        $9.97        $9.96

Total Return(b) .......................................      53.42%         .10%         .50%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       2.87%        2.90%        2.07%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (1.68)%      (1.05)%       (.47)%(d)
   Portfolio Turnover Rate.............................      191.5%        99.8%        10.4%(d)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 1999(e)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.11)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        2.42

                       Total from Investment Operations        2.31

Net Asset Value, End of Period.........................      $15.28

Total Return(b) .......................................      17.81%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $141
   Ratio of Expenses to Average Net Assets.............       2.96%(d)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................     (2.31)%(d)
   Portfolio Turnover Rate.............................      191.5%(d)





Notes to Financial Highlights


(a) Period from August 29, 1997, date Class A and Class B shares first offered to the public, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities prior to the initial public offering of all classes of shares of each fund.



                                                                Per Share         Per Share
                                                             Net Investment       Unrealized
                                                                 Income          Gain (Loss)

      Principal International Emerging Markets Fund, Inc.:
          Class A                                                $.01              $(.50)
          Class B                                                 .01               (.50)

      Principal International SmallCap Fund, Inc.:
          Class A                                                 .01                .03
          Class B                                                 .01                .03

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(f) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(g) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Principal International Fund, Inc. Class B shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class B shares on December 5, 1994, through December 8, 1994. Additionally, Class B shares incurred unrealized losses on investments of $.07 per share during the initial interim period. This represents Class B share activities of the fund prior to the initial public offering of Class B shares.



Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.59       $11.44      $11.17        $11.42      $10.27
Income from Investment Operations:
   Net Investment Income.................................        .70          .71(b)      .75(b)        .76(b)      .78(b)
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.91)         .16         .33          (.25)       1.16

                        Total from Investment Operations         .21          .87        1.08           .51        1.94
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.69)        (.72)       (.81)         (.76)       (.78)
   Distributions from Capital Gains......................       --          --           --           --           (.01)
   Excess Distributions from Capital Gains...............       (.03)       --           --           --          --

                       Total Dividends and Distributions        (.72)        (.72)       (.81)         (.76)       (.79)

Net Asset Value, End of Period...........................     $10.66       $11.59      $11.44        $11.17      $11.42

Total Return(c) .........................................    (1.92)%        7.76%       10.15%        4.74%      19.73%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $145,975     $148,081      $126,427     $113,437    $106,962
   Ratio of Expenses to Average Net Assets...............      1.04%         .95%(b)      .95%(b)      .95%(b)      .94%(b)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.25%        6.19%        6.70%        6.85%        7.26%
   Portfolio Turnover Rate...............................      48.9%        15.2%        12.8%         3.4%        5.1%


PRINCIPAL BOND FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(d)
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.58       $11.42      $11.15        $11.41      $10.19
Income from Investment Operations:
   Net Investment Income.................................        .61          .63(b)      .67(b)        .67(b)      .63(b)
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.91)         .16         .31          (.25)       1.19

                        Total from Investment Operations        (.30)         .79         .98           .42        1.82
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.60)        (.63)       (.71)         (.68)       (.60)
   Excess Distributions from Capital Gains...............       (.03)       --           --           --           --

                       Total Dividends and Distributions        (.63)        (.63)       (.71)         (.68)       (.60)

Net Asset Value, End of Period...........................     $10.65       $11.58      $11.42        $11.15      $11.41

Total Return(c) .........................................    (2.68)%        7.04%        9.20%        3.91%       17.98%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,451      $22,466      $13,403       $7,976       $2,708
   Ratio of Expenses to Average Net Assets...............      1.79%        1.67%(b)     1.70%(b)     1.69%(b)     1.59%(b)(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.50%        5.45%        5.92%        6.14%        6.30%(f)
   Portfolio Turnover Rate...............................      48.9%        15.2%        12.8%         3.4%         5.1%(f)


PRINCIPAL BOND FUND, INC.(a)
Class C shares                                                  1999(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $10.90
Income from Investment Operations:
   Net Investment Income.................................        .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.24)

                        Total from Investment Operations        (.04)
Less Dividends:
   Dividends from Net Investment Income................         (.20)

                                         Total Dividends        (.20)

Net Asset Value, End of Period...........................     $10.66

Total Return(c) .........................................     (.40)%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $271
   Ratio of Expenses to Average Net Assets...............      1.84%(f)
   Ratio of Net Investment Income to
     Average Net Assets   ...............................      5.81%(f)
   Portfolio Turnover Rate  .............................      48.9%(f)



PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995
---------------------------------------------------------------------------------------------         ----       ----
Net Asset Value, Beginning of Period.....................     $11.63       $11.51      $11.26        $11.31      $10.28
Income from Investment Operations:
   Net Investment Income.................................        .69          .70         .70           .70         .71
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.52)         .12         .29          (.05)       1.02

                        Total from Investment Operations         .17          .82         .99           .65        1.73
Less Dividends:
   Dividends from Net Investment Income..................       (.70)        (.70)       (.74)         (.70)       (.70)

                                        Total Dividends         (.70)        (.70)       (.74)         (.70)       (.70)

Net Asset Value, End of Period...........................     $11.10       $11.63      $11.51        $11.26      $11.31

Total Return(c) .........................................      1.47%        7.38%        9.23%        6.06%      17.46%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $237,811     $251,455      $249,832     $259,029   $261,128
   Ratio of Expenses to Average Net Assets...............       .89%         .86%         .84%         .81%         .87%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.04%        6.07%        6.19%        6.31%        6.57%
   Portfolio Turnover Rate...............................      19.4%        17.1%        10.8%        25.9%       10.1%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(d)
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $11.60       $11.50      $11.23        $11.29      $10.20
Income from Investment Operations:
   Net Investment Income.................................        .61          .62         .64           .61         .56
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.54)         .12         .29          (.05)       1.07

                        Total from Investment Operations         .07          .74         .93           .56        1.63
Less Dividends:
   Dividends from Net Investment Income..................       (.62)        (.64)       (.66)         (.62)       (.54)

                                        Total Dividends         (.62)        (.64)       (.66)         (.62)       (.54)

Net Asset Value, End of Period...........................     $11.05       $11.60      $11.50        $11.23      $11.29

Total Return(c) .........................................      0.65%        6.60%        8.65%        5.17%       16.07%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $29,751      $24,370      $15,431      $11,586       $4,699
   Ratio of Expenses to Average Net Assets...............      1.63%        1.57%        1.39%        1.60%        1.53%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.30%        5.43%        5.63%        5.53%        5.68%(f)
   Portfolio Turnover Rate...............................      19.4%        17.1%        10.8%        25.9%        10.1%(f)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class C shares                                                 1999(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.17
Income from Investment Operations:
   Net Investment Income.................................        .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.07)

                        Total from Investment Operations         .12
Less Dividends:
   Dividends from Net Investment Income..................       (.19)

                                         Total Dividends        (.19)

Net Asset Value, End of Period...........................     $11.10

Total Return(c) .........................................      1.11%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $332
Ratio of Expenses to Average Net Assets..................      1.73%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.29%(f)
   Portfolio Turnover Rate...............................      19.4%(f)



PRINCIPAL HIGH YIELD FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995
---------------------------------------------------------------------------------------------         ----       ----
Net Asset Value, Beginning of Period.....................      $7.63        $8.52       $8.27         $8.06       $7.83
Income from Investment Operations:
   Net Investment Income.................................        .63          .64         .67           .68         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.88)        .31           .23         .20

                        Total from Investment Operations         .22         (.24)        .98           .91         .88
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.63)        (.64)       (.73)         (.70)       (.65)
   Excess Distribution of Net Investment Income(h)  .....       (.01)        (.01)       --           --           --

                       Total Dividends and Distributions        (.64)        (.65)       (.73)         (.70)       (.65)

Net Asset Value, End of Period...........................      $7.21        $7.63       $8.52         $8.27       $8.06

Total Return(c) .........................................      2.81%      (3.18)%       12.33%       11.88%       11.73%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $30,065      $33,474      $38,239      $28,432     $23,396
   Ratio of Expenses to Average Net Assets...............      1.31%        1.40%        1.22%        1.26%        1.45%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.23%        7.71%        7.99%        8.49%       8.71%
   Portfolio Turnover Rate...............................      86.1%        65.9%        39.2%        18.8%        40.3%


PRINCIPAL HIGH YIELD FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(d)
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................      $7.59        $8.47       $8.22         $8.05       $7.64
Income from Investment Operations:
   Net Investment Income.................................        .57          .57         .62           .60         .53
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.41)        (.87)        .28           .20         .38

                        Total from Investment Operations         .16         (.30)        .90           .80         .91
 Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.57)       (.65)         (.63)       (.50)
   Excess Distribution of Net Investment Income(h)  .....       (.01)        (.01)       --           --           --

                       Total Dividends and Distributions        (.58)        (.58)       (.65)         (.63)       (.50)

Net Asset Value, End of Period...........................      $7.17        $7.59       $8.47         $8.22       $8.05

Total Return(c) .........................................      2.02%      (3.93)%       11.31%       10.46%       12.20%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $7,467       $8,527       $6,558       $2,113         $633
   Ratio of Expenses to Average Net Assets...............      1.99%        2.34%        2.13%        2.38%        2.10%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.55%        6.78%        7.03%        7.39%        7.78%(f)
   Portfolio Turnover Rate...............................      86.1%        65.9%        39.2%        18.8%        40.3%(f)



PRINCIPAL HIGH YIELD FUND, INC.(a)
Class C shares                                                 1999(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $7.48
Income from Investment Operations:
   Net Investment Income.................................        .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.25)

                        Total from Investment Operations        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.18)
   Excess Distributions of Net Investment Income(h) .....       (.01)

                       Total Dividends and Distributions        (.19)

Net Asset Value, End of Period...........................      $7.22

Total Return(c) .........................................     (.99)%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $182
   Ratio of Expenses to Average Net Assets...............      2.01%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.15%(f)
   Portfolio Turnover Rate...............................      86.1%(f)



PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996(i)
---------------------------------------------------------------------------------------------         ----
Net Asset Value, Beginning of Period.....................      $9.93        $9.88       $9.89         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .57          .57         .61           .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .06         .03          (.04)

                        Total from Investment Operations         .18          .63         .64           .34
Less Dividends:
   Dividends from Net Investment Income..................       (.57)        (.58)       (.65)         (.35)

                                        Total Dividends         (.57)        (.58)       (.65)         (.35)

Net Asset Value, End of Period...........................      $9.54        $9.93       $9.88         $9.89

Total Return(c) .........................................      1.83%        6.57%        6.75%        3.62%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    ........      1.00%         .82%         .90%         .89%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.76%        5.86%        6.20%        6.01%(f)
   Portfolio Turnover Rate...............................      20.9%        23.8%        17.4%        16.5%(f)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996(i)
---------------------------------------------------------------------------------------------         ----
Net Asset Value, Beginning of Period.....................      $9.98        $9.90       $9.89         $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .52          .54         .56           .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)         .06         .04          (.05)

                        Total from Investment Operations         .13          .60         .60           .31
Less Dividends:
   Dividends from Net Investment Income..................       (.51)        (.54)       (.59)         (.32)

                                        Total Dividends         (.51)        (.54)       (.59)         (.32)

Net Asset Value, End of Period...........................      $9.60        $9.98       $9.90         $9.89

Total Return(c) .........................................      1.29%        6.24%        6.31%        3.32%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $2,696       $1,705         $625         $112
   Ratio of Expenses to Average Net Assets(b)    ........      1.35%        1.22%        1.24%        1.15%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.41%        5.44%        5.84%        5.75%(f)
   Portfolio Turnover Rate...............................      20.9%        23.8%        17.4%        16.5%(f)

PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
Class C shares                                                 1999(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $9.64
Income from Investment Operations:
   Net Investment Income(b)    ..........................        .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.08)

                        Total from Investment Operations         .08
Less Dividends:
   Dividends from Net Investment Income..................       (.16)

                                         Total Dividends        (.16)

Net Asset Value, End of Period...........................      $9.56

Total Return(c) .........................................        .84(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $350
   Ratio of Expenses to Average Net Assets(b)   .........      1.34%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.52%(f)
   Portfolio Turnover Rate...............................      20.9%(f)



PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996        1995
-------------------------------------------------------------------  ------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $12.59       $12.38      $12.04        $11.98      $10.93
Income from Investment Operations:
   Net Investment Income.................................        .60          .60         .63           .64         .65
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.90)         .22         .39           .07        1.05

                        Total from Investment Operations         .30          .82        1.02           .71        1.70
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.59)        (.61)       (.68)         (.65)       (.65)
   Distributions from Capital Gains......................       (.01)       --           --           --          --

                       Total Dividends and Distributions        (.60)        (.61)       (.68)         (.65)       (.65)

Net Asset Value, End of Period...........................     $11.69       $12.59      $12.38        $12.04      $11.98

Total Return(c) .........................................    (2.51)%        6.76%        8.71%        6.08%      16.03%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $186,973     $204,865      $193,007     $187,180   $179,715
   Ratio of Expenses to Average Net Assets...............       .80%         .83%         .79%         .78%         .83%
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.84%        4.83%        5.14%        5.34%        5.67%
   Portfolio Turnover Rate...............................      15.6%         6.6%         8.9%         9.8%       17.6%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(d)
---------------------------------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period.....................     $12.59       $12.39      $12.02        $11.96      $10.56
Income from Investment Operations:
   Net Investment Income.................................        .53          .53         .55           .55         .50
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.89)         .20         .40           .06        1.38

                        Total from Investment Operations        (.36)         .73         .95          .61         1.88
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.53)       (.58)         (.55)       (.48)
   Distributions from Capital Gains......................       (.01)       --           --           --           --

                       Total Dividends and Distributions        (.53)        (.53)       (.58)        (.55)        (.48)

Net Asset Value, End of Period...........................     $11.70       $12.59      $12.39        $12.02      $11.96

Total Return(c) .........................................    (3.01)%        6.01%        8.08%        5.23%       17.97%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $11,480      $11,419       $7,783       $5,794       $3,486
   Ratio of Expenses to Average Net Assets...............      1.32%        1.43%        1.45%        1.52%        1.51%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.32%        4.22%        4.46%        4.59%        4.78%(f)
   Portfolio Turnover Rate...............................      15.6%         6.6%         8.9%         9.8%        17.6%(f)


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
Class C shares                                                 1999(g)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $12.16
Income from Investment Operations:
   Net Investment Income.................................        .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.47)

                        Total from Investment Operations        (.31)
Less Dividends:
   Dividends from Net Investment Income..................       (.16)

                                         Total Dividends        (.16)

Net Asset Value, End of Period...........................     $11.69

Total Return(c) .........................................    (2.59)%(e)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $136
   Ratio of Expenses to Average Net Assets...............      3.96%(f)
   Ratio of Net Investment Income to
     Average Net Assets..................................      1.78%(f)
   Portfolio Turnover Rate...............................      15.6%(f)



Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

                  Former Fund Name                                       New Fund Name
    Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
    Princor Government Securites Income Fund, Inc.       Principal Government Securities Income Fund, Inc.
    Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
    Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
    Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536
                                                      1995                 .77               1.02                86,018

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874
                                                      1995(d)              .62               1.62(f)                300


         Principal Limited Term Bond Fund, Inc.:
              Class A                                 1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(j)              .37               1.16(f)             22,716

              Class B                                 1999                 .47               1.92                14,004
                                                      1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(j)              .34               1.94(f)                259

              Class C                                 1999(g)              .15               2.05(f)                488


         *    The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.


(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995. Certain of the Income Funds' Class B shares recognized net investment income as follows, for the period from the initial purchase of Class B shares on December 5, 1994 through December 8, 1994, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Income Funds' Class B shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class B share activities of each fund prior to the initial public offering of Class B shares:

                                                                        Per Share            Per Share
                                                                     Net Investment         Unrealized
                                                                         Income               (Loss)


              Principal Bond Fund, Inc.                                   $.01                 $ --
              Principal Government Securities Income Fund, Inc.            .01                  (.02)
              Principal High Yield Fund, Inc.                              .01                  (.03)
              Principal Tax-Exempt Bond Fund, Inc.                         --                   (.05)

(e) Total return amounts have not been annualized.

(f) Computed on an annualized basis.

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(i) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.




Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class A shares                                                 1999         1998         1997         1996       1995
---------------------------------------------------------------------------------------------         ----       ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000     $1.000
Income from Investment Operations:
   Net Investment Income................................       .045         .051(b)(d)   .050(b)      .049(b)     .052(b)

                       Total from Investment Operations        .045         .051         .050         .049       .052
Less Dividends:
   Dividends From Net Investment Income.................      (.045)       (.051)       (.050)       (.049)     (.052)

                                        Total Dividends       (.045)       (.051)       (.050)       (.049)      (.052)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000     $1.000

Total Return(c) ........................................      4.56%        5.10%        4.96%        5.00%      5.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $352,675     $294,918      $836,072     $694,962   $623,864
   Ratio of Expenses to Average Net Assets..............       .69%         .56%(b)(d)   .63%(b)      .66%(b)     .72%(b)
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.45%        5.12%        4.98%        4.88%       5.24%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class B shares                                                 1999         1998         1997         1996        1995(e)
---------------------------------------------------------------------------------------------         ------      ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income................................       .039         .042(b)(d)   .041(b)      .041(b)     .041(b)

                       Total from Investment Operations        .039         .042         .041         .041        .041
Less Dividends:
   Dividends from Net Investment Income.................      (.039)       (.042)       (.041)       (.041)      (.041)

                                        Total Dividends       (.039)       (.042)       (.041)       (.041)      (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      4.00%        4.25%        4.05%        4.13%       4.19%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $6,330       $3,602         $992         $520        $208
   Ratio of Expenses to Average Net Assets..............      1.19%        1.41%(b)(d)  1.47%        1.50%       1.42%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.00%        4.23%        4.08%        4.08%       4.50%(g)


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
Class C shares                                                 1999(h)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period....................     $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .010

                       Total from Investment Operations        .010
Less Dividends:
   Dividends from Net Investment Income.................      (.010)

                                        Total Dividends       (.010)

Net Asset Value, End of Period..........................     $1.000

Total Return(c) ........................................      1.01%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $132
   Ratio of Expenses to Average Net Assets(b) ..........      2.26%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.01%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

              Former Fund Name                         New Fund Name
     Princor Cash Management Fund, Inc.     Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived

         Class A                                            1998             $.051               .56%         $   --   *
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102
                                                            1995              .052               .78            296,255

         Class B                                            1998              .041              1.49              1,343*
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140
                                                            1995(e)           .041              1.63(g)             104

 *   The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c)  Total return is calculated without the contingent deferred sales charge.

(d)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(e) Period from December 9, 1994, date Class B shares first offered to the public, through October 31, 1995.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

(h) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2000, as revised through May 1, 2000, and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


      SEC FILE            DOMESTIC GROWTH-ORIENTED FUNDS

      811-05072           Principal Balanced Fund, Inc.
      811-06263           Principal Blue Chip Fund, Inc.
      811-01874           Principal Capital Value Fund, Inc.
      811-01873           Principal Growth Fund, Inc.
      811-09755           Principal LargeCap Stock Index Fund, Inc.
      811-05171           Principal MidCap Fund, Inc.
      811-09567           Principal Partners Aggressive Growth Fund, Inc.
      811-09757           Principal Partners LargeCap Growth Fund, Inc.
      811-09759           Principal Partners MidCap Growth Fund, Inc.
      811-08379           Principal Real Estate Fund, Inc.
      811-08381           Principal SmallCap Fund, Inc.
      811-07266           Principal Utilities Fund, Inc.

                          INTERNATIONAL GROWTH-ORIENTED FUNDS

      811-09801           Principal European Equity Fund, Inc.
      811-08249           Principal International Emerging Markets Fund, Inc.
      811-03183           Principal International Fund, Inc.
      811-08251           Principal International SmallCap Fund, Inc.
      811-09803           Principal Pacific Basin Fund, Inc.

                          INCOME-ORIENTED FUNDS

      811-05172           Principal Bond Fund, Inc.
      811-04226           Principal Government Securities Income Fund, Inc.
      811-05174           Principal High Yield Fund, Inc.
      811-07453           Principal Limited Term Bond Fund, Inc.
      811-04449           Principal Tax-Exempt Bond Fund, Inc.

                          MONEY MARKET FUND

      811-03585           Principal Cash Management Fund, Inc.